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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7335

Strong Income Funds II, Inc., on behalf of the Strong Advisor Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Advisor Income

Funds

Strong Advisor Bond Fund

Strong Advisor Municipal Bond Fund

Strong Advisor Short Duration Bond Fund

Strong Advisor Strategic Income Fund

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Advisor Income

Funds

Market Update from Jay N. Mueller

November 1, 2003, to April 30, 2004

On the Road to Normalization

Inflation, disinflation, or deflation?

It was about a year ago that interest rates in the United States fell to a generational low. Ten-year Treasury bonds offered yields of less than 3.5%. Thirty-year, fixed-rate mortgages could be obtained in the neighborhood of 5.5%. Short-term rates hovered around 1%.

From a sufficient perspective in the future, the summer of 2003 will likely be viewed as the culmination of the tremendous bull market for bonds that began in the early ‘80s. For bond investors, the story of the last two decades has been disinflation — a persistent downward creep in the rate of price inflation. In 1980, inflation crested at nearly 15%. It bottomed last year at about 1% on a core basis (Consumer Price Index (CPI) excluding food and energy).

But it was more than disinflation that drove yields down to levels last seen at the roll out of the Ford Edsel. Prompted by the musings of various monetary officials and private sector analysts, investors were assessing the possibility of outright deflation — a sustained fall in the general price level. Just as inflation makes bonds less valuable because the purchasing power of a fixed-rate interest payment declines, deflation tends to make bonds more valuable, as each nominal dollar of interest received can buy more goods and services. If the disinflation of the ‘80s and ‘90s had turned into the deflation of the new century, the bond market rally might have run a bit further.

What’s good for bond prices, however, is not necessarily good for the economy as a whole. And while modest, gradual deflation driven by rising productivity might be tolerable, severe deflation would probably be catastrophic. For exactly the same reason that deflation helps bondholders, it hurts borrowers: the real cost of servicing debt goes up and up. Eventually the burden becomes unsustainable, and massive bankruptcies can result. This was the dynamic that made the Great Depression of the ‘30s so severe.

In the last six months, the risk of deflation has abated significantly. As of April, core CPI inflation had risen to 1.8% on a year over year basis. Another price measure, the Personal Consumption Expenditure Deflator, ticked steadily higher in the first four months of 2004. Raw commodity prices pushed sharply higher, most visibly in the energy sector. Consequently, deflation worries have largely disappeared from the comments of Alan Greenspan and his fellow Federal Reserve Board members.

With deflation off the table, both the bond market and the monetary authorities have shifted their focus to the “normalization” of short-term interest rates. A 1% overnight lending rate is hardly compatible with robust real growth. In the second half of 2003, strong Growth Domestic Product (GDP) numbers were offset by soft employment conditions. And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions. Indeed, in the four quarters ended March 31, 2004, the U.S. economy grew at 5% in real terms — faster than in any one-year period since 1984. Still, the Fed was able to justify remaining “on hold” because labor market conditions were judged to be tepid.

Jobs bounce back

Historically, employment has lagged behind most economic indicators throughout the business cycle. Job creation is generally the last thing to deteriorate after a cyclical peak — and the last thing to improve in a recovery. The present cycle has conformed to that pattern. Though the recovery began at the end of 2001, labor market conditions were still worsening as recently as a year ago. It has only been in the past few months that payroll gains have shown the sort of acceleration that signals a self-sustaining expansion.

Indeed, while the Labor Department’s non-farm payroll survey began to show net job creation in September of 2003, the first big jump in hiring was reported in January of this year with the announcement of 159,000 new jobs. The pace of job creation accelerated to 337,000 in the month of March — the best showing in 4 years. Strength in hiring was accompanied by a drop in the unemployment rate to 5.6%.

The impressive March employment data caused a significant shift in capital market expectations. Investors quickly concluded that the Fed had run out of reasons to delay the inevitable: a tightening cycle that would take short-term rates to something approaching “normal”. Bond prices fell across the board with short- to intermediate-term debt taking the brunt of the damage. Of course, there’s no way to know in advance how high “normal” will be, nor how quickly the Fed will get there. By the end of April, the bond market had “priced in” the likelihood of a cumulative 0.75% jump in target overnight rates by the end of 2004. Such a move is well within the experience of prior tightening cycles.

And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions.

Strong growth: corporates outperform Treasuries

The relative slack in the labor market has been accompanied by spectacular gains in labor productivity. Businesses have hired at a slower pace in this cycle in part because efficiency improvements have allowed them to meet rising demand without a commensurate increase in headcount. Consequently, unit labor costs have remained basically flat while revenues have risen. The resulting expansion of profit margins has driven corporate earnings up about 37% over the last twelve months, strengthening the ability of corporate borrowers to service their debt.

In part because of the improvement in profitability, the yield spread that corporate bonds paid over comparable maturity Treasury debt narrowed over the last six months. The average spread for high-grade borrowers shrank by about 0.1%. Among high-yield issuers, spreads narrowed by about 0.8% on average.

Even in a rising rate environment, bonds can play an important role in a well-diversified portfolio.

Looking ahead

If, as we expect, the U.S. economy continues to roll forward at a solid pace, interest rates may have some more “normalization” to do. But even in a rising rate environment, bonds can play an important role in a well-diversified portfolio. Bonds — particularly short to intermediate term–tend to be less volatile than stocks. Bonds and stocks are often negatively correlated, which is to say that bonds frequently rally when stocks are selling off, and vice-versa. High-quality bonds can provide a comparatively safe refuge from geopolitical risk and other external shocks. And bonds provide fairly predictable income, which generally becomes increasingly important as investors move toward retirement age.

Thank you for investing with Strong. We look forward to serving your needs in the days and months ahead.

Director of Fixed Income,

Portfolio Manager, and Economist

Strong Advisor Bond Fund

For the six-month period ended April 30, 2004, the Strong Advisor Bond Fund Institutional Class shares returned 1.59%. The Lehman Brothers U.S. Aggregate Bond Index, the Fund’s broad-based index, returned 1.25% over the same period.

Volatility affected longer-term bonds

The Federal Reserve kept its target rate at 1.0% throughout the six months, but longer-term interest rates — to which our performance is more closely linked — did not demonstrate a comparable level of stability. Yields on five-year Treasuries started the period at 3.24%, but dropped down to 2.64% by mid-March due to expectations that the Federal Reserve would remain on hold until 2005.

The Treasury rally came to an abrupt halt in early April. At that time, stronger than expected payroll figures were announced, renewing confidence in the economic recovery and sparking concerns about rising interest rates. This caused investors to turn away from Treasuries, sending five-year yields up to 3.62% by April’s end.

Low interest rates played important role

The key drivers for performance during the period were allocations among various sectors of the bond market and individual security selection. Relative to our index, we overweighted corporate bonds and mortgage-backed securities, and underweighted Treasuries during the period.

These sector decisions contributed positively to the Fund’s performance as corporate and mortgage-backed bonds both outperformed Treasuries over the six months. This was primarily because low interest rates continued to prevail, leading investors to seek out securities offering higher income potential. Corporate bonds also benefited from the strong economy, which drove improved financial performance and a continuing effort by company managements to use excess cash flow to reduce debt levels.

Also, low short-term interest rates allowed investors to continue to engage in the “carry trade” — that is, borrowing at low short-term rates and investing in higher-yielding, longer-term securities to capture the income differential. Carry-trade investors preferred products that offered higher income, adding more fuel to corporate bonds and mortgage-backed securities’ outperformance relative to Treasuries.

Selecting bonds for the Fund

Individual security selection was also a driving force in the Fund’s performance relative to our index. Within our corporate-bond position, our holdings were skewed toward lower-rated securities. We also invested approximately 5% of the portfolio in high-yield corporate bonds. Our decision to emphasize lower-rated holdings was based on these bonds’ potential to benefit from the improving economy, realizing greater price appreciation than higher-rated bonds.

We also held Treasury Inflation Protected Securities (known as TIPS) and some emerging-markets bonds in the Fund during the period. Both of these made positive contributions to performance.

The Fund invested in a variety of fixed-income, derivative securities over the six months, including exchange-traded Treasury futures contracts, exchange-traded Eurodollar futures contracts, mortgage-backed securities for forward settlement dates, and interest-rate swap agreements. This strategy helped us manage the duration of the Fund.

The Fund continues to be positioned for an improving economy. We will carefully monitor conditions and make future adjustments as we deem appropriate.

Thank you for your investment in the Strong Advisor Bond Fund.

W. Frank Koster

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. These funds invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Fund Highlights

Portfolio Statistics

30-day annualized yield
Class A2	2.59%
Class B2	1.91%
Class C2	1.84%
Class K2	3.01%
Class Z3	2.45%
Institutional Class	3.39%
Average effective maturity[4]	4.5 years
Average quality rating[5]	AA

Average Annual Total Returns1

As of 4-30-04

Class A2
1-year	-2.57%
5-year	4.12%
Since Fund Inception (12-31-96)	6.59%

Class B2
1-year	-3.90%
5-year	3.92%
Since Fund Inception (12-31-96)	6.48%

Class C2
1-year	0.05%
5-year	4.28%
Since Fund Inception (12-31-96)	6.49%

Class K2
1-year	2.28%
5-year	5.48%
Since Fund Inception (12-31-96)	7.72%

Class Z3
1-year	1.69%
5-year	5.22%
Since Fund Inception (12-31-96)	7.55%

Institutional Class
1-year	2.72%
5-year	5.85%
Since Fund Inception (12-31-96)	8.08%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing. The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 12-31-96 to 4-30-04

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures and sales charges.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C. The performance of the Class A shares prior to 11-30-00 is based on the performance of the Fund’s Institutional Class shares from inception through 8-30-99, restated to reflect the load of the Class A shares and recalculated to reflect the higher expenses associated with Advisor Class shares, and the historical performance of the Fund’s Advisor Class shares from 8-31-99 to 11-29-00. The performance of the Class B shares is based on the performance of the Fund’s Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is based on the performance of the Fund’s Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class K shares is based on the performance of the Fund’s Institutional Class shares from inception through 12-30-01, recalculated to reflect the higher expenses associated with Class K shares.
[3]	The performance of the Class Z shares (formerly Investor Class shares) prior to 11-30-00 is based on the performance of the Fund’s Institutional Class shares from inception through 8-30-99, recalculated to reflect the higher expenses associated with Class Z shares and the historical performance of the Fund’s Investor Class shares from 8-31-99 to 11-29-00. The Strong Advisor Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Please consult a prospectus for information about all share classes.

General:

[4]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Strong Advisor Municipal Bond Fund

Over the six months ended April 30, 2004, the Fund underperformed its broad-based benchmark, the Lehman Brothers Municipal Bond Index. The Fund posted a return of 0.80%, while the index returned 1.19% over the period.

Factors affecting the Fund

For the first four months of the six-month period, the general trend for interest rates was lower. Only in the last two months did municipal rates rise meaningfully. Being overly cautious on rates hurt the Fund’s relative performance for much of this period.

A factor in the Fund’s performance was that lower-quality bonds generally outperformed higher-quality issues. This is typical of a trend seen in past recoveries; as economic conditions improve, investor sentiment toward lower-quality credits also brightens. Further, with market interest rates declining over much of the six months, investors were more willing to stretch for the alluring yields offered by lower-rated bonds. Because the Fund’s focus remains primarily on higher-quality issues, trends favorable to lower-rated bonds can hurt our relative performance.

Our focus remains on quality

Our investment process seeks to capitalize on four levels of market inefficiencies: the volatility of interest rates, the slope of the yield curve (showing the difference between short- and long-term rates), sector and credit weightings, and finally, individual security selection. Over longer periods, we believe this style of management will provide the same consistent, above-average performance that this Fund has experienced in the past.

To capture the market inefficiencies in the portfolio, we can change the Fund’s interest-rate sensitivity, or duration, through either the cash market or through futures contracts. Futures contracts are highly liquid, and often allow us to quickly modify the Fund’s duration in a more efficient manner than the cash municipal market permits. Typically, we keep the Fund’s interest-rate posture within a 10% range of its benchmark duration, avoiding wider bets on rates’ direction.

We act on nearly all other strategy decisions exclusively in the cash market, seeking to capture long-term trends among sectors, states, and broader credit factors. During the recent period, for example, we shifted our California exposure from overweight, relative to its benchmark, to neutral as uncertainty surrounding the state’s budget deficit and political status unfolded. When California bonds became unusually cheap relative to the national market, we moved back to an overweight posture. By adding to our position in these bonds, we hope to enhance the Fund’s performance as fiscal responsibility returns to the state — a change we believe has already begun.

Although the credit-quality picture generally improved over the period, there was one exception in the portfolio. The bond was for a senior care facility, issued by the Maine Finance Authority for the Huntington Commons project. This long-held Fund position (purchased in 1997) performed well until recently. In the past six months, its value declined by approximately 20% as hopes for a turnaround of its operations faded; we ultimately sold the position in April. Fortunately, the bond represented a 1.5% position in the Fund, limiting its impact on performance to about 30 basis points. This bond illustrates the challenges of project-specific risk in a difficult sector.

Our view going forward

We remain cautious on the direction of interest rates in the coming months. A modest amount of rate increase from the Federal Reserve has already been priced into the bond market. But given the perceived strength of the economy and the potential for an uptick in inflation (and, more important, the market’s possible reaction to both), we intend to keep the Fund’s interest-rate sensitivity below its benchmark level.

An important note, however, is that yields on municipal bonds typically rise less than taxable yields in a bearish environment for bonds. With municipal yields already very close to Treasury yields, we believe municipal investments are positioned to hold their value relatively well versus taxable alternatives.

Thank you for your investment in the Strong Advisor Municipal Bond Fund.

Duane A. McAllister

Portfolio Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Portfolio Statistics

30-day annualized yield
Class A2	2.84%
Class B2	2.23%
Class C2	2.21%
Institutional[3]	3.69%
Average effective maturity[4]	8.2 years
Average quality rating[5]	AA

Average Annual Total Returns1

As of 4-30-04

Class A2
1-year	-2.12%
5-year	3.44%
10-year	5.14%
Since Fund Inception (8-25-86)	6.08%

Class B2
1-year	-3.53%
5-year	3.25%
10-year	5.00%
Since Fund Inception (8-25-86)	6.00%

Class C2
1-year	0.69%
5-year	3.65%
10-year	4.86%
Since Fund Inception (8-25-86)	5.56%

Institutional[3]
1-year	3.13%
5-year	4.80%
10-year	5.95%
Since Fund Inception (8-25-86)	6.55%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 8-25-86 to 4-30-04

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for class B; and the applicable contingent deferred sales charge of 1.00% on purchases sold within one year for Class C. The performance of the Class A shares prior to 3-7-03 is based on the performance of the Class A shares of the State Street Research Tax-Exempt Fund. The performance of the Class B and Class C shares from 6-7-93 to 3-7-03 is based on the performance of the Class B and Class C shares, respectively, of the State Street Research Tax-Exempt Fund and of the Class A shares of the State Street Research Tax-Exempt Fund prior to 6-7-93, restated to reflect the different sales charges and expenses of the Class B and Class C shares, respectively, as applicable.
[3]	Average annual total returns for Institutional Class shares prior to 3-7-03 are based on the performance of the Institutional Class (formerly Class S) shares of the State Street Research Tax-Exempt Fund between 6-7-93 and 3-7-03. Prior to 6-7-93, the Institutional Class performance is based on the Class A shares of the State Street Research Tax-Exempt Fund, presented without the sales charge as the Fund’s Institutional Class shares are sold without a sales charge.

Please consult a prospectus for more information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[5]	For purposes of this average quality rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings.

Strong Advisor Short Duration Bond Fund

For the six months ended April 30, 2004, the Fund’s Class Z shares outperformed its broad-based index, the Citigroup 1-Year Treasury Benchmark on-the-Run Index. The Fund posted a return of 0.75% for the period, while the index returned 0.47%.

Low, short-term rates persisted

The Federal Reserve held the Federal Funds rate at 1.0% throughout the period, resulting in low, short-term interest rates. Market interest rates declined for the first five months of the period, but reversed course in April after strong employment data helped to renew confidence in the economic recovery. The yields on six-month Treasuries ended the period 0.12 percentage points higher, while two-year Treasury rates were 0.50 percentage points higher; both reflected anticipation of increases in the Federal Funds rate later this year.

How we manage the portfolio

Our investment process begins with a macroeconomic outlook that drives our decisions related to duration, sector allocation among corporate bonds and mortgage- and asset-backed securities, and individual security selection. We manage the Fund’s duration in an attempt to minimize the sensitivity to interest-rate changes. Consider this example: If short-term interest rates increase by one percentage point and the duration is 0.5 years, the Fund’s net asset value would decline by 0.5%.

We entered the period with the Fund’s duration in the middle of the typical range, reflecting our expectation that the Federal Reserve would increase the Federal Funds rate in 2004. Despite the improving economy, employment numbers were below expectations and inflation figures remained muted. Our view shifted as we came to believe the Fed was unlikely to act until 2005. As a result, we increased the Fund’s duration slightly to allow it to capture additional yield for shareholders. We recently lowered the Fund’s duration modestly as the strong payroll data in early April renewed our belief that the Federal Reserve would likely take action this summer.

Our allocation to corporate bonds remained between 25% and 30% of assets throughout the period. Prior to the April employment number, we had some concerns that the strong fiscal and monetary stimuli might not be sufficient to sustain the economic recovery. When the stronger economic data emerged, we considered increasing this weighting, but decided against it in light of our goal of reducing net asset value volatility.

The remainder of the portfolio is invested in mortgage- and asset-backed securities. We continued to focus on higher-rated holdings in this segment of the portfolio.

As we select individual securities, there are several factors we consider. These include reducing potential net asset value volatility, providing an attractive level of income, and maintaining a high level of diversification. We limit our maximum exposure to single industries, and keep our positions in lower-rated securities relatively small. Over the period, we also invested in a variety of fixed-income derivative securities, including exchange-traded Treasury futures contracts in an attempt to manage duration.

All of these strategies contributed to the overall Fund performance for the period.

Higher rates on the horizon

We currently believe the Federal Reserve is likely to increase the Federal Funds rate later this year, based on the strength of recent economic news. In this environment, we are inclined to further reduce the Fund’s duration. Focusing on shorter-maturity securities and increasing our holdings among floating-rate securities are two of the ways we plan to accomplish this.

We believe the Fund remains an attractive fixed-income option. If interest rates rise, the Fund’s shorter duration makes it a helpful alternative to longer-term, fixed-income investments, which may suffer more from those higher rates. While there are scenarios over the near term in which money market funds could outperform this Fund — particularly if rates rise sharply — we believe the Fund’s yield potential makes it attractive relative to money funds for those investors with time horizons of one year or longer. Unlike a money market fund, the Fund’s share price will fluctuate and the income can be offset if the share price declines.

Thank you for your investment in the Strong Advisor Short Duration Bond Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Class A2	2.30%
Class B2	1.48%
Class C2	1.49%
Class Z3	2.28%
Average effective maturity[4]	0.8 years
Average quality rating[5]	AA

Average Annual Total Returns1

As of 4-30-04

Class A2
1-year	-1.26%
5-year	3.23%
10-year	5.38%
Since Fund Inception (3-31-94)	5.43%

Class B2
1-year	-4.86%
5-year	2.39%
10-year	4.85%
Since Fund Inception (3-31-94)	4.91%

Class C2
1-year	-0.87%
5-year	2.79%
10-year	4.69%
Since Fund Inception (3-31-94)	4.74%

Class Z3
1-year	1.21%
5-year	3.70%
10-year	5.61%
Since Fund Inception (3-31-94)	5.67%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of an Assumed $10,000 Investment†

From 3-31-94 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Citigroup 1-Year Treasury Benchmark-on-the-Run Index and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures and sales charges.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.07% for Class A shares and 1.33% for Class B and Class C shares. As of 4-30-04, there are waivers and/or absorptions in effect for Class A, B, and C shares, but not for Class Z shares.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 2.25% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00 and is restated to reflect the different expenses of the Class B and C shares, as applicable.
[3]	Performance information is for Class Z shares. The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[4]	The Fund’s average effective maturity includes the effect of futures.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued one year Treasuries each month. It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. The Lipper Ultra Short Obligations Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

Strong Advisor Strategic Income Fund

The high-yield bond market experienced good performance over the six months ended April 30, 2004. Against this backdrop, the Fund posted a return of 6.95%, while its broad-based benchmark, the Lehman Brothers U.S. High-Yield Bond Index, returned 5.52%.

Two very different halves

While the high-yield bond market was able to post a solid return for the six-month period, this performance was really the result of two different periods. The first three months were characterized by positive returns, boosted by price appreciation among many high-yield issues. Lower-rated credit categories led the way. The second three months were contrasting, as the market’s return was slightly negative and higher-rated categories outperformed.

Throughout the six months, the Fund maintained an aggressive credit posture. We remained overweighted in single B and lower-rated credits relative to our benchmark, while being underweight in the BB category. With this positioning, the Fund was able to outperform its index in both halves of the period.

Intense credit analysis

Our philosophy is total-return driven, as we focus on the potential for capital appreciation along with current income. We believe that rigorous credit research is an important way to add value and manage risk in the high-yield market. While we are index-aware, we are not index-dependent. We give consideration to all opportunities within a company’s capital structure, not just those aligned with the index. We believe that excessive focus on index considerations and relative performance creates a chance for the Fund to take advantage of others’ missed opportunities.

Our philosophy is to construct the portfolio primarily through a bottom-up focus on credit analysis. In looking at a company, we first try to understand its business, industry, and competitive position. With this information, we then narrow down key issues upon which the company’s success or failure will likely depend. Next, we attempt to determine the risks the company faces.

Finally, we look at a bond’s valuation. This involves in-depth research of a company’s financial statements — past, present, and projected into the future. We then compare this analysis and the current prices of the securities with those of other potential investment candidates. This helps to determine if the bond’s risk/reward balance warrants investment.

How it comes together

While bottom-up analysis is our primary focus in constructing the portfolio, top-down analysis also has an important role. This analysis helps with sector and credit quality allocations. It also led us to believe in a strengthening economy. That outlook caused us to emphasize lower-rated bonds, given that they can benefit from a strengthening economy, while being less affected by rising rates due to their lower correlation with treasuries. This same analysis led us to increase exposure to industries that would benefit from a stronger economy including basic industries, capital goods, other industrials and consumer cyclicals.

Our process is illustrated by our investment in Denny’s, which operates full-service family restaurants. Top-down factors were favorable for the company, as restaurants should be one of the beneficiaries of an improving economy. On a bottom-up basis, we became comfortable with Denny’s franchise, earnings power, and new management initiatives. Also, given the company’s lower ratings and small representation in the index, we believed it was underfollowed and underappreciated.

Looking at the market ahead

We remain optimistic about the high-yield market. The strengthening economy should provide a positive environment for company fundamentals, while also increasing the risk of rising interest rates. We believe these forces will create an environment where the market’s returns will roughly equal its average coupon, plus or minus a couple of percentage points.

We will continue our extensive credit research to help identify value and overlay this with our macro-economic outlook. In coming months, this approach will likely lead us to remain overweighted in the lower-rated sections of the market, where we believe higher income potential and lower correlations with Treasuries will serve investors well.

Thank you for your investment in the Strong Advisor Strategic Income Fund.

Edward J. Wojciechowski

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Class A	6.26%
Class B	5.37%
Class C	5.35%
Average effective maturity[3]	5.3 years
Average quality rating[4]	B

Average Annual Total Returns1,2

As of 4-30-04

Class A
1-year	15.30%
3-year	6.78%
Since Fund Inception (11-30-00)	9.98%

Class B
1-year	14.32%
3-year	5.93%
Since Fund Inception (11-30-00)	9.43%

Class C
1-year	18.29%
3-year	7.06%
Since Fund Inception (11-30-00)	10.07%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

Growth of on Assumed $10,000 Investment†

From 11-30-00 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 5.87% for Class A shares and 5.33% for Class C shares. As of 4-30-04, there are waivers and/or absorptions in effect for Class A and Class C shares, but not for Class B shares.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of when-issued securities.
[4]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Definitions:

**	The Lehman Brothers U.S High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grad debt issues.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	April 30, 2004 (Unaudited)

STRONG ADVISOR BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 39.5%
AT&T Corporation Senior Notes, 8.05%, Due 11/15/11 (k)	$750,000	$824,121
AT&T Wireless Services, Inc. Senior Notes, 8.75%, Due 3/01/31	1,025,000	1,254,072
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	850,000	947,750
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (b)	700,000	656,738
Associates Corporation NA Debentures, 6.95%, Due 11/01/18	800,000	903,194
Boise Cascade Corporation Senior Notes, 6.50%, Due 11/01/10	750,000	791,248
CenterPoint Energy Resources Corporation Senior Notes, Series B, 7.875%, Due 4/01/13	800,000	903,673
Chesapeake Energy Corporation Senior Notes, 7.50%, Due 9/15/13	700,000	759,500
Chumash Casino & Resort Enterprise Senior Notes, 9.00%, Due 7/15/10 (b)	600,000	669,000
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	1,000,000	1,078,044
Clear Channel Communications, Inc. Senior Notes, 8.00%, Due 11/01/08	325,000	373,614
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10 (k)	1,570,000	1,650,604
Conagra Foods, Inc. Notes, 6.75%, Due 9/15/11	1,130,000	1,249,965
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	1,000,000	983,181
DaimlerChrysler North America Holding Corporation Notes, Tranche #1, 7.375%, Due 9/15/06	1,100,000	1,198,805
Devon Energy Corporation Senior Debentures, 7.95%, Due 4/15/32	1,080,000	1,259,435
DirecTV Holding LLC/DirecTV Financing, Inc. Senior Notes, 8.375%, Due 3/15/13	650,000	729,625
RR Donnelley & Sons Company Senior Notes, 4.95%, Due 4/01/14 (b)	720,000	696,653
EOP Operating LP Notes, 6.75%, Due 2/15/12	1,835,000	1,990,118
Exelon Generation Company LLC Notes, 5.35%, Due 1/15/14 (b)	575,000	564,476
FedEx Corporation Notes, 2.65%, Due 4/01/07 (b)	985,000	963,967
First Chicago NBD Capital I Floating Rate Preferred Securities, 1.7288%, Due 2/01/27	1,000,000	961,454
Ford Motor Company Notes, 7.45%, Due 7/16/31 (k)	1,455,000	1,422,468
France Telecom SA Yankee Notes, 9.50%, Due 3/01/31	1,700,000	2,186,467
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	700,000	762,125
The Gap, Inc. Notes, 6.90%, Due 9/15/07	650,000	718,250
General Electric Capital Corporation Bonds, 6.75%, Due 3/15/32	4,755,000	5,135,961
General Electric Capital Corporation Guaranteed Subordinated Notes, 7.875%, Due 12/01/06	1,000,000	1,123,586
General Motors Acceptance Corporation Bonds, 8.00%, Due 11/01/31	725,000	767,375
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11 (k)	2,460,000	2,585,767
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	$650,000	$754,000
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12	450,000	514,026
HCA, Inc. Notes, 8.75%, Due 9/01/10	630,000	723,782
Household Finance Corporation Bonds, 7.35%, Due 11/27/32	500,000	570,225
Household Finance Corporation Senior Notes, 5.875%, Due 2/01/09	1,965,000	2,105,822
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (b)	1,325,000	1,302,936
International Finance Corporation Notes, 4.75%, Due 4/30/07	7,970,000	8,359,916
International Game Technology Senior Notes, 8.375%, Due 5/15/09	1,485,000	1,740,669
International Lease Finance Corporation Notes, 5.875%, Due 5/01/13	915,000	956,551
International Steel Group Senior Notes, 6.50%, Due 4/15/14 (b)	750,000	723,750
Jabil Circuit, Inc. Senior Notes, 5.875%, Due 7/15/10	1,000,000	1,039,961
Kraft Foods, Inc. Notes, 5.25%, Due 10/01/13	1,060,000	1,052,576
Kroger Company Senior Bonds, 8.00%, Due 9/15/29	1,565,000	1,840,406
L-3 Communications Corporation Senior Subordinated Notes, 7.625%, Due 6/15/12	565,000	611,613
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	1,400,000	1,424,875
Mohegan Tribal Gaming Authority Senior Subordinated Notes, 8.00%, Due 4/01/12	900,000	981,000
Morgan Stanley Notes, 5.30%, Due 3/01/13	1,265,000	1,266,505
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes, 6.00%, Due 5/15/06	3,095,000	3,299,935
NiSource Finance Corporation Senior Notes, 6.15%, Due 3/01/13	1,280,000	1,345,786
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (b)	800,000	893,464
Ohio Power Company Senior Notes, Series F, 5.50%, Due 2/15/13	940,000	959,857
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (b)	1,565,000	1,582,127
Peabody Energy Corporation Senior Notes, 6.875%, Due 3/15/13	700,000	731,500
Pemex Project Funding Master Trust Guaranteed Notes, 6.125%, Due 8/15/08	800,000	836,000
Plains All American Pipeline LP Senior Notes, 7.75%, Due 10/15/12	500,000	573,267
Province of Quebec Notes, 5.00%, Due 7/17/09	3,165,000	3,292,632
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	415,000	496,400
Qwest Corporation Notes, 9.125%, Due 3/15/12 (b)	800,000	854,000
Readers Digest Association, Inc. Senior Notes, 6.50%, Due 3/01/11 (b)	750,000	761,250
Republic of Chile Yankee Bonds, 5.50%, Due 1/15/13	1,000,000	1,008,700
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A, 8.00%, Due 6/01/08	700,000	756,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Sprint Capital Corporation Notes, 8.75%, Due 3/15/32	$1,500,000	$1,796,994
TXU Energy Company LLC Senior Notes, 7.00%, Due 3/15/13	790,000	874,734
Telefonos de Mexico SA Yankee Notes, 4.50%, Due 11/19/08 (b)	1,415,000	1,405,474
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	860,000	899,136
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	1,000,000	1,224,184
Transocean Sedco Forex Corporation Bonds, 7.50%, Due 4/15/31	600,000	685,477
Tyco International Group SA Senior Yankee Notes, 6.00%, Due 11/15/13 (b)	835,000	847,990
UST, Inc. Notes, 6.625%, Due 7/15/12	1,155,000	1,255,942
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	1,105,000	1,180,456
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	1,125,000	1,229,063
US Bank National Association Subordinated Notes, 6.30%, Due 2/04/14	1,000,000	1,087,704
US Cellular Corporation Bonds, 6.70%, Due 12/15/33	795,000	779,192
Valero Energy Corporation Notes, 4.75%, Due 6/15/13	1,350,000	1,292,815
Verizon Communications Debentures, 8.75%, Due 11/01/21	570,000	709,255
Verizon Virginia, Inc. Debentures, Series A, 4.625%, Due 3/15/13	500,000	474,111
Vivendi Universal SA Senior Yankee Notes, 6.25%, Due 7/15/08	535,000	561,081
Wal-Mart Stores, Inc. Notes, 4.125%, Due 2/15/11 (k)	695,000	676,402
Waste Management, Inc. Senior Notes:
6.375%, Due 11/15/12	500,000	537,728
7.375%, Due 8/01/10	295,000	335,792
Yum! Brands, Inc. Notes, 7.70%, Due 7/01/12 (k)	750,000	868,673
Zions Bancorporation Subordinated Notes, 6.00%, Due 9/15/15	775,000	801,658

Total Corporate Bonds (Cost $96,054,927)		98,994,628

Non-Agency Mortgage & Asset-Backed Securities 18.7%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	928,612	943,647
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates, Series 2002-E, Class A-1, 6.9738%, Due 5/20/32	514,301	525,552
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1, 4.7611%, Due 6/19/31	362,290	369,988
Citibank Credit Card Issuance Trust Notes:
Series 2001-A8, Class A8, 4.10%, Due 12/07/06	8,955,000	9,099,215
Series 2003-A10, Class A10, 4.75%, Due 12/10/15	3,000,000	2,927,813
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	2,296,012	2,385,846
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1, 4.7334%, Due 12/19/39	$280,268	$283,071
Financial Asset Securities Corporation Floating Rate Trust Certificates, Series 2003-1A, Class A1, 1.24%, Due 9/27/33 (b)	859,515	859,246
First Franklin Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2002-FF1, Class I-A-2, 3.79%, Due 4/25/32	3,469,020	3,474,982
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.9905%, Due 1/11/35 (b)	24,000,000	1,496,250
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 5.317%, Due 4/10/14 (e)	3,440,000	3,457,056
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	63,000,000	2,455,740
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1667%, Due 10/25/32	1,205,065	1,230,200
Metris Master Trust Floating Rate Asset-Backed Securities, Series 1999-2, Class A, 1.62%, Due 1/20/10	2,265,000	2,265,913
Morgan Stanley Capital ABS I, Inc. Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-HE1, Class A3, 1.21%, Due 5/25/33	2,760,681	2,760,249
Mountain Capital CLO I, Ltd./Mountain Capital CLO I Corporation Variable Rate Notes, Series 1A, Class A-1, 1.74%, Due 4/15/11 (b)	4,246,801	4,250,782
Nomura Asset Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2004-AP1, Class A1, 1.30%, Due 3/25/34	3,052,385	3,052,385
Residential Accredit Loans, Inc. Mortgage-Backed Pass-Thru Certificates, Series 2001-QS14, Class A6, 5.50%, Due 10/25/31	166,360	166,566
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	17,427,027	228,294
Residential Asset Mortgage Products, Inc. Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-RS2, Class A1, 1.19%, Due 3/25/22	134,179	134,176
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1, 1.25%, Due 1/25/20	1,909,950	1,910,619
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-2, Class A, 1.36%, Due 2/25/28	516,297	516,619

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Student Loan Marketing Student Loan Trust Floating Rate Loan-Backed Notes, Series 2001-1, Class A-1L, 1.17%, Due 1/25/09	$181,965	$181,965
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-7, 5.50%, Due 4/26/32	1,241,220	1,255,084
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	633,899	641,549

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $46,255,414)		46,872,807

United States Government & Agency Issues 54.1%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates:
4.4397%, Due 10/25/43	2,908,562	2,989,893
4.503%, Due 7/25/43	2,389,551	2,447,050
FHLMC Adjustable Rate Participation Certificates:
Pool #789483, 5.687%, Due 6/01/32	669,417	693,075
Pool #865469, 6.202%, Due 8/01/25	153,052	157,235
FHLMC Debentures, 5.125%, Due 7/15/12 (k)	3,735,000	3,817,181
FHLMC Notes, 6.875%, Due 9/15/10	1,885,000	2,144,940
FHLMC Participation Certificates:
7.50%, Due 12/01/11	1,563,645	1,659,666
10.50%, Due 8/01/19	187,805	214,821
FHLMC TBA, 4.50%, Due 5/15/19 (e)	625,000	615,430
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
Pool #545460, 5.813%, Due 11/01/31	1,742,310	1,807,876
Pool #646644, 6.18%, Due 6/01/32	1,391,190	1,434,097
Pool #92117, 4.325%, Due 6/01/18	40,696	42,055
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.00%, Due 12/01/14	7,470,476	7,812,484
6.226%, Due 12/01/08	4,231,783	4,599,076
8.00%, Due 3/01/13 thru 9/01/23	4,672,505	5,054,354
8.33%, Due 7/15/20	697,391	789,316
8.50%, Due 5/01/26 thru 11/01/26	1,797,560	1,996,446
9.00%, Due 12/01/16	473,319	540,890
9.50%, Due 6/01/05	5,664	5,761
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
8.00%, Due 4/25/22	768,263	812,822
9.50%, Due 6/25/19	557,340	617,711
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 12/25/41	2,579,033	2,922,367
FNMA Notes:
4.625%, Due 10/15/13	4,000,000	3,901,572
5.25%, Due 4/15/07	5,195,000	5,511,999
6.00%, Due 5/15/11	2,020,000	2,196,752
6.625%, Due 10/15/07 (k)	5,785,000	6,404,643
FNMA TBA (e):
5.00%, Due 5/15/19 thru 6/15/33	30,270,000	29,442,216
5.50%, Due 6/15/34	27,965,000	27,798,958
GNMA Guaranteed Pass-Thru Certificates, 8.00%, Due 12/15/17	$1,988,660	$2,195,474
United States Treasury Bonds:
5.375%, Due 2/15/31 (k)	345,000	349,636
5.50%, Due 8/15/28	590,000	599,657
7.625%, Due 11/15/22	2,020,000	2,580,552
8.00%, Due 11/15/21	1,300,000	1,712,954
8.50%, Due 2/15/20	2,420,000	3,297,724
United States Treasury Inflation Index Bonds:
3.375%, Due 4/15/32 (k)	314,649	373,535
3.875%, Due 4/15/29	1,585,430	1,977,329
United States Treasury Notes, 5.75%, Due 8/15/10 (k)	3,460,000	3,804,111

Total United States Government & Agency Issues (Cost $135,067,152)		135,321,658

Municipal Bonds 2.8%
Austin, Texas Electric Utility System Revenue Refunding, 5.50%, Due 11/15/16	3,000,000	3,337,500
California GO, 6.30%, Due 10/01/07	1,500,000	1,674,375
Tobacco Settlement Financing Corporation Revenue:
4.00%, Due 6/01/06	1,000,000	1,033,750
5.00%, Due 6/01/09	1,000,000	1,002,160

Total Municipal Bonds (Cost $7,195,021)		7,047,785

Common Stocks 0.0%
NATG Holdings LLC/Orius Capital Corporation (Acquired 4/15/04; Cost $555,556) (b) (f) (g)	3,117	3,417
OpTel, Inc. Non-Voting (Acquired 4/14/98; Cost $20,000) (b) (f) (g)	500	5

Total Common Stocks (Cost $575,556)		3,422

Warrants 0.0%
NATG Holdings LLC/Orius Capital Corporation (b) (f) (g):
Class A, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	3,454	0
Class B, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	8,080	0
Class C, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	3,636	0

Total Warrants (Cost $0)		0

Short-Term Investments (a) 16.3%
Collateral Received for Securities Lending 6.8%
Navigator Prime Portfolio	17,062,250	17,062,250
Repurchase Agreements 9.2%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $21,401,819); Collateralized by: United States Government & Agency Issues (d)	$21,400,000	21,400,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $1,654,203); Collateralized by United States Government & Agency Issues (d)	1,654,100	1,654,100

Total Repurchase Agreements		23,054,100

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United States Government & Agency Issues 0.3%
FHLMC Guaranteed Interest Only Mortgage Participation Certificates, 1.50%, Due 12/25/04	$36,000,000	$302,400
United States Treasury Bills, Due 5/06/04 thru 7/08/04 (c)	475,000	474,540

Total United States Government & Agency Issues		776,940

Total Short-Term Investments (Cost $40,906,734)		40,893,290

Total Investments in Securities (Cost $326,054,804) 131.4%		329,133,590
Other Assets and Liabilities, Net (31.4%)		(78,722,767)

Net Assets 100.0%		$250,410,823

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
5 Five-Year U.S. Treasury Notes	6/04	$549,688	$(3,539)
Sold:
135 Ten-Year U.S. Treasury Notes	6/04	(14,917,500)	493,985
75 U.S. Treasury Bonds	6/04	(8,032,031)	161,986

STRONG ADVISOR MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 94.0%
Alaska 0.1%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue, 5.60%, Due 6/01/09	$205,000	$206,794

Arizona 1.8%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project:
5.30%, Due 11/15/08	25,000	24,250
5.375%, Due 2/15/18	290,000	247,950
5.50%, Due 11/15/10	30,000	28,762
5.875%, Due 2/15/27	75,000	64,406
6.125%, Due 11/15/22	140,000	126,175
6.25%, Due 11/15/29	100,000	89,625
Pima County, Arizona IDA Education Revenue - Arizona Charter Schools Project, 6.375%, Due 7/01/31	1,000,000	962,500
Verrado, Arizona Community Facilities District Number 1 GO:
6.00%, Due 7/15/13	1,300,000	1,290,250
6.50%, Due 7/15/27	1,000,000	1,008,750

		3,842,668
California 14.5%
Bakersfield, California COP, Zero %, Due 4/15/21 (j)	7,800,000	3,217,500
California PCFA PCR - San Diego Gas & Electric Company Project:
5.90%, Due 6/01/14	2,200,000	2,508,000
6.80%, Due 6/01/15	600,000	717,750
California Statewide Communities Development Authority MFHR - Santee Court Apartments Project, 7.50%, Due 11/20/36	$800,000	$819,000
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue:
6.50%, Due 1/01/32 (Pre-Refunded to $100 on 1/01/07)	6,000,000	6,682,500
Zero %, Due 1/01/19 (j)	5,000,000	2,437,500
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/28	2,000,000	1,945,000
5.50%, Due 6/01/33	1,000,000	986,250
5.625%, Due 6/01/38	2,000,000	2,000,000
7.80%, Due 6/01/42	1,500,000	1,584,375
Madera County, California COP - Valley Children’s Hospital, 6.50%, Due 3/15/15 (h)	1,000,000	1,206,250
Pittsburg, California Redevelopment Agency Tax Allocation - Los Medanos Community Development Project, Zero %, Due 8/01/19	2,000,000	910,000
Port Hueneme, California Redevelopment Agency Tax Allocation Refunding - Central Community Project, 5.50%, Due 5/01/14 (h)	1,800,000	2,004,750
Roseville, California Joint Union High School District GO, Zero %, Due 8/01/15 (h)	1,000,000	588,750
Santa Clara County, California Financing Authority Lease Revenue - VMC Facility Replacement Project, 7.75%, Due 11/15/08 (h)	1,000,000	1,208,750
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	2,000,000	2,030,000

		30,846,375
Colorado 5.0%
Arapahoe County, Colorado Capital Improvement Trust Fund Highway Revenue, 7.00%, Due 8/31/26 (Pre-Refunded to $103 on 8/31/05)	5,000,000	5,525,000
Colorado Educational and Cultural Facilities Authority Revenue - Charter School-Bromley East Project, 7.25%, Due 9/15/30	1,250,000	1,240,625
Colorado Educational and Cultural Facilities Authority Revenue Refunding:
Charter School-Cherry Creek Academy Project, 6.00%, Due 4/01/30	50,000	50,125
Denver Academy Project, 6.25%, Due 11/01/13	505,000	496,794
Colorado Health Facilities Authority Retirement Facilities Revenue, Zero %, Due 7/15/24 (h) (j)	1,450,000	474,875
Colorado Public Highway Authority Revenue, Zero %, Due 9/01/16 (h)	5,000,000	2,743,750
Denver, Colorado Health and Hospital Authority Healthcare Revenue, 5.25%, Due 12/01/09	85,000	88,400

		10,619,569
Connecticut 0.8%
Connecticut Special Tax Obligation Revenue - Transportation Infrastructure Project, 6.50%, Due 10/01/12	1,500,000	1,783,125

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
District of Columbia 0.2%
District of Columbia Tobacco Settlement Financing Corporation Asset-Backed Revenue:
5.375%, Due 5/15/10	$270,000	$266,963
5.70%, Due 5/15/12	165,000	159,431

		426,394
Florida 7.6%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	3,000,000	3,652,500
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,000,000	988,750
Northern Palm Beach County Improvement District Water Control and Improvement Special Assessment Revenue, 7.30%, Due 8/01/27 (Pre-Refunded to $102 on 8/01/06)	3,000,000	3,412,500
Orange County, Florida Health Facilities Authority First Mortgage Revenue - Orlando Lutheran Towers Project, 8.75%, Due 7/01/26	2,000,000	2,077,500
Orlando, Florida Utilities Commission Water and Electric Revenue Refunding, 6.75%, Due 10/01/17 (j)	5,000,000	6,056,250

		16,187,500
Georgia 9.9%
Atlanta, Georgia Airport Revenue Refunding (h):
5.50%, Due 1/01/26 (Pre-Refunded to $101 on 1/01/10)	3,000,000	3,382,500
6.25%, Due 1/01/14	3,070,000	3,392,350
Atlanta, Georgia Metropolitan Rapid Transit Authority Sales Tax Revenue Refunding, 6.25%, Due 7/01/20 (h)	4,930,000	5,885,187
Georgia GO:
6.25%, Due 3/01/11	4,300,000	5,025,625
6.75%, Due 12/01/12 (c)	1,000,000	1,218,750
Georgia Municipal Electric Authority Revenue, 5.25%, Due 1/01/14 (h)	2,000,000	2,182,500

		21,086,912
Illinois 1.5%
Cook County, Illinois Oak Lawn School District Number 123 Capital Appreciation GO, Zero %, Due 12/01/22 (h)	2,000,000	745,000
Cook County, Illinois Palatine Community Consolidated School District Number 15 Capital Appreciation GO, Zero %, Due 12/01/19 (h)	1,000,000	456,250
Illinois HDA MFHR, 5.00%, Due 7/01/25 (h)	1,480,000	1,465,200
Illinois Health Facilities Authority Revenue - Condell Medical Center Project, 7.00%, Due 5/15/22	450,000	486,563

		3,153,013
Iowa 0.1%
Tobacco Settlement Authority Asset-Backed Revenue, 5.50%, Due 6/01/12	310,000	297,212

Louisiana 0.3%
Louisiana Public Facilities Authority Revenue, Zero %, Due 12/01/19 (j)	1,325,000	594,594

Massachusetts 5.2%
Massachusetts Bay Transportation Authority Revenue Refunding - Massachusetts General Transportation System Project, 7.00%, Due 3/01/14	$3,385,000	$4,125,469
Massachusetts GO, 5.25%, Due 6/01/17 (Pre-Refunded to $100 on 6/01/10)	3,000,000	3,303,750
Massachusetts Water Pollution Abatement Trust Revenue, 6.00%, Due 8/01/17	3,000,000	3,555,000

		10,984,219
Minnesota 0.2%
Mahtomedi, Minnesota Senior Housing Revenue - St. Andrews Village Project, 7.25%, Due 12/01/34	325,000	344,500

Missouri 1.1%
Missouri Environmental Improvement and Energy Resources Authority Water PCR Refunding - Revolving Fund Project, 5.50%, Due 7/01/16	2,000,000	2,257,500

Montana 0.5%
Montana Facility Finance Authority Hospital Facilities Revenue - St. Peters Hospital Project, 4.125%, Due 6/01/14 (e)	1,000,000	973,750

Nevada 5.2%
Clark County, Nevada Improvement District Refunding, 5.70%, Due 2/01/17	200,000	197,750
Clark County, Nevada School District Building and Renovation GO, 5.25%, Due 6/15/17 (Pre-Refunded to $101 on 6/15/07) (h)	5,045,000	5,549,500
Nevada GO, 5.50%, Due 11/01/25 (h)	5,000,000	5,287,500

		11,034,750
New Jersey 4.9%
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 5.125%, Due 7/01/12	335,000	342,956
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	900,000	920,277
New Jersey Transportation Trust Fund Authority Transportation System Revenue:
5.00%, Due 6/15/17	5,000,000	5,212,500
6.00%, Due 12/15/19 (Pre-Refunded to $100 on 12/15/11)	1,000,000	1,165,000
Tobacco Settlement Financing Corporation Asset-Backed Revenue:
5.50%, Due 6/01/11	275,000	270,188
6.00%, Due 6/01/37	1,355,000	1,158,525
6.125%, Due 6/01/42	1,600,000	1,378,000

		10,447,446
New Mexico 0.5%
Farmington, New Mexico PCR Refunding - Public Service Company San Juan Project, 6.375%, Due 4/01/22	1,000,000	1,075,000

New York 15.4%
Lyons, New York Community Health Initiatives Corporation Facility Revenue, 6.80%, Due 9/01/24	940,000	966,790

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Monroe County, New York Public Improvement GO Refunding, 6.00%, Due 3/01/17	$1,535,000	$1,738,387
Nassau County, New York GO Refunding - Comb Sewer Districts Project, 5.45%, Due 1/15/15 (h)	1,000,000	1,106,250
New York Dormitory Authority Revenue: City University System Project, 5.625%, Due 7/01/16 (h)	1,000,000	1,130,000
Department of Health Project, 5.75%, Due 7/01/17 (Pre-Refunded to $102 on 7/01/06)	5,000,000	5,518,750
Mental Health Project, 5.50%, Due 8/15/17 (Pre-Refunded to $102 on 2/15/07)	5,000	5,525
Montefiore Medical Center Project, 5.25%, Due 2/01/15 (h)	1,000,000	1,066,250
State University Adult Facilities Project, 5.75%, Due 5/15/16 (h)	1,000,000	1,140,000
State University Educational Facilities Project, 5.50%, Due 5/15/19	2,500,000	2,728,125
New York Local Assistance Corporation Revenue Refunding, 6.00%, Due 4/01/14	5,000,000	5,706,250
New York, New York City Municipal Water Finance Authority Water and Sewer Systems Revenue, 6.00%, Due 6/15/33 (Pre-Refunded to $101 on 6/15/10)	2,025,000	2,361,656
New York, New York City Transitional Finance Authority Revenue, 5.875%, Due 11/01/17	1,000,000	1,122,500
New York, New York GO, 6.00%, Due 8/01/17	1,500,000	1,629,375
New York Thruway Authority Service Contract Revenue - Local Highway and Bridge Project, 5.75%, Due 4/01/19 (Pre-Refunded to $101 on 4/01/09) (h)	1,000,000	1,138,750
Orange County, New York GO, 5.125%, Due 9/01/19	1,000,000	1,053,750
Port Authority of New York and New Jersey Special Obligation Revenue - JFK International Air Terminal Project, 5.75%, Due 12/01/22 (h)	3,000,000	3,198,750
Tompkins County, New York Industrial Development Agency Revenue - Civic Facility-Cornell University Lake Project, 5.625%, Due 7/01/20 (Pre-Refunded to $101 on 7/01/10)	1,000,000	1,146,250

		32,757,358
Ohio 1.6%
Greene County, Ohio University Housing Revenue - Marauder Development - Central State University Project (h):
5.00%, Due 9/01/24	400,000	387,500
5.10%, Due 9/01/35	500,000	478,125
Miami County, Ohio Hospital Facility Revenue Refunding and Improvement - Upper Valley Medical Center Project, 6.25%, Due 5/15/16	2,500,000	2,590,625

		3,456,250
Pennsylvania 0.8%
Philadelphia, Pennsylvania Authority For Industrial Development Lease Revenue, 5.50%, Due 10/01/20 (h)	1,500,000	1,612,500

Puerto Rico 5.1%
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12	$1,525,000	$1,763,281
Commonwealth of Puerto Rico Capital Appreciation GO Refunding, Zero %, Due 7/01/17 (h)	1,000,000	550,000
Commonwealth of Puerto Rico GO, 5.65%, Due 7/01/15 (h)	1,000,000	1,138,750
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue (h):
5.75%, Due 7/01/19	1,500,000	1,683,750
Zero %, Due 7/01/16	1,765,000	1,028,113
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation Revenue, 5.50%, Due 10/01/17 (j)	1,000,000	1,108,750
Commonwealth of Puerto Rico Public Improvement GO:
5.25%, Due 7/01/12	1,000,000	1,087,500
5.25%, Due 7/01/17	2,000,000	2,130,000
Puerto Rico Public Buildings Authority Guaranteed Revenue Refunding - Government Facilities Project, 5.50%, Due 7/01/16	400,000	439,500

		10,929,644
South Carolina 2.4%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue:
Zero %, Due 1/01/27	5,000,000	525,000
Zero %, Due 1/01/36	5,000,000	306,250
Greenville County, South Carolina School District Installment Purchase Revenue Refunding - Building Equity Sooner Tomorrow Project, 6.00%, Due 12/01/21	3,000,000	3,296,250
South Carolina Jobs EDA Hospital Facilities Revenue Refunding and Improvement - Palmetto Health Alliance Project, 6.875%, Due 8/01/27	1,000,000	1,080,000

		5,207,500
Texas 4.8%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (h) (j)	1,560,000	891,150
La Joya, Texas Independent School District GO, 5.50%, Due 2/15/25	3,000,000	3,112,500
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (j)	8,725,000	5,115,031
Texas Water Development Board Revenue - Revolving Fund Project, 4.75%, Due 7/15/20	1,000,000	1,006,250

		10,124,931
Utah 0.8%
Intermountain Power Agency Power Supply Revenue, 6.15%, Due 7/01/14 (j)	1,580,000	1,738,000

Virgin Islands 0.5%
Virgin Islands Public Finance Authority Gross Receipts Taxes Loan Revenue, 6.375%, Due 10/01/19	1,000,000	1,110,000

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wisconsin 3.2%
Badger Tobacco Asset Securitization Corporation Revenue:
5.50%, Due 6/01/10	$825,000	$815,719
5.75%, Due 6/01/11	1,180,000	1,166,725
5.75%, Due 6/01/12	90,000	87,750
6.00%, Due 6/01/17	1,840,000	1,718,100
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, 5.50%, Due 12/15/16 (h)	2,800,000	3,115,000

		6,903,294

Total Municipal Bonds (Cost $182,802,521)		200,000,798

Variable Rate Municipal Bonds 1.8%
California 0.9%
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Zero %, Due 1/01/10 (Rate Reset Effective 1/01/05) (j)	1,695,000	1,915,350

Missouri 0.9%
St. Charles County, Missouri IDA MFHR Refunding - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,873,125

Total Variable Rate Municipal Bonds (Cost $3,164,573)		3,788,475

Short-Term Investments (a) 3.2%
Municipal Bonds 0.5%
Arizona 0.0%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project, 5.00%, Due 11/15/04	100,000	99,824

California 0.5%
California EFA Revenue - Southwestern University Project, 6.60%, Due 11/01/14 (Pre-Refunded to $102 on 11/01/04)	1,000,000	1,047,140

Total Municipal Bonds		1,146,964

Variable Rate Municipal Bonds 2.4%
Maryland
Howard County, Maryland MFHR Refunding - Chase Glen Project, 7.00%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	5,000,000	5,013,800

Municipal Money Market Funds 0.3%
Multiple States
Strong Tax-Free Money Fund (i)	710,000	710,000

Total Short-Term Investments (Cost $6,794,378)		6,870,764

Total Investments in Securities (Cost $192,761,472) 99.0%		210,660,037
Other Assets and Liabilities, Net 1.0%		2,140,162

Net Assets 100.0%		$212,800,199

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
100 Ten-Year U.S. Treasury Notes	6/04	$(11,050,000)	$154,687

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	100	76,135
Options closed	(100)	(76,135)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	—	$—

STRONG ADVISOR SHORT DURATION BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 20.2%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$450,000	$466,443
Avis Group Holdings, Inc. Senior Subordinated Notes, 11.00%, Due 5/01/09	65,000	68,575
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	800,000	843,755
Bank One Texas North America Subordinated Notes, Tranche #SB1, 6.25%, Due 2/15/08	350,000	380,167
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	175,000	185,063
Cendant Corporation Notes, 6.875%, Due 8/15/06	165,000	178,887
CenterPoint Energy Corporation Notes, 8.125%, Due 7/15/05	175,000	185,732
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	180,000	194,048
Clear Channel Communications, Inc. Senior Notes, 6.00%, Due 11/01/06	555,000	590,809
Comcast Corporation Senior Notes, 8.375%, Due 11/01/05	210,000	227,550
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	165,000	182,269
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	150,000	165,631
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 6/15/05	175,000	185,702
Deutsche Telekom International Finance BV Yankee Notes, 8.25%, Due 6/15/05	175,000	186,331
Echostar DBS Corporation Senior Notes, 10.375%, Due 10/01/07	180,000	195,525
Electronic Data System Corporation Notes, 7.125%, Due 5/15/05 (b)	165,000	171,507
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06	50,000	50,566
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07	560,000	594,220

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
France Telecom Variable Rate Yankee Notes, 8.20%, Due 3/01/06	$320,000	$348,195
GPU, Inc. Debentures, 7.70%, Due 12/01/05	310,000	330,597
General Electric Capital Corporation Notes, 5.375%, Due 3/15/07 (k)	1,005,000	1,065,529
General Motors Acceptance Corporation Notes, 6.75%, Due 1/15/06	540,000	572,039
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	250,000	268,438
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	225,000	248,433
Johnson Controls, Inc. Notes, 5.00%, Due 11/15/06	180,000	189,170
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05	165,000	174,488
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	180,000	203,408
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	150,000	157,342
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	225,000	241,769
Park Place Entertainment Corporation Senior Notes, 8.50%, Due 11/15/06	155,000	170,500
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	70,000	74,550
Pride International, Inc. Senior Notes, 9.375%, Due 5/01/07	215,000	219,300
Protective Life United States Trust Agreement-Backed Notes, 5.875%, Due 8/15/06 (b)	500,000	536,570
Royal Bank of Scotland Group PLC Yankee Notes, 8.817%, Due 3/31/49	300,000	317,615
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	150,000	175,061
Tele-Communications, Inc. Senior Notes, 7.25%, Due 8/01/05	335,000	354,695
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	210,000	239,809
Tricon Global Restaurants, Inc. Senior Notes, 7.45%, Due 5/15/05	185,000	194,597
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	60,000	70,048
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	260,000	258,181
Washington Mutual Inc. Senior Notes, 5.625%, Due 1/15/07	505,000	535,250
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	845,000	892,538

Total Corporate Bonds (Cost $12,597,339)		12,890,902

Non-Agency Mortgage & Asset-Backed Securities 33.9%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IA-1, 5.85%, Due 6/25/32	447,484	454,021
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates:
Series 2002-E, Class A-1, 6.9738%, Due 5/20/32	82,705	84,514
Series 2002-K, Class 3A-1, 7.5461%, Due 10/20/32	135,811	138,910
Bear Stearns Asset Backed Securities Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-ABF1, Class AIO, 4.00%, Due 3/25/06	$7,599,998	$395,437
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 1.75%, Due 3/25/34	999,981	1,002,013
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-FL2A, Class C, 1.75%, Due 4/15/11 (b)	1,010,000	1,008,106
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1, 4.7611%, Due 6/19/31	181,145	184,994
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.90%, Due 2/15/11	500,000	507,775
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.70%, Due 5/25/33	1,000,000	1,003,480
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1, 4.7334%, Due 12/19/39	210,201	212,303
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 3.16%, Due 12/28/37	496,385	496,385
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	353,892	375,480
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates (g):
Series 1990-2, Class A, 3.4736%, Due 1/25/22	249,057	249,057
Series 1991-3, Class A1, 3.0361%, Due 2/20/21	212,500	211,907
Duke Funding I, Ltd. Floating Rate Bonds, Series 1A, Class A, 1.63%, Due 11/10/30 (b)	1,500,000	1,492,500
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	461,557	461,557
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 1.70%, Due 11/16/07 (b)	500,000	500,605
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	737,636	796,210
GS Mortgage Securities Corporation Variable Rate Mortgage Participation Securities, Series 1998-1, Class A, 8.00%, Due 9/19/27 (b)	531,860	576,409
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	1,238,490	1,263,177
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 1992-8, Class 8-A, 3.6333%, Due 6/25/24	770,781	755,063
Series 1992-8, Class 8-C, 3.3135%, Due 6/25/24	147,320	144,418

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
IMPAC CMB Trust Interest Only Collateralized Asset-Backed Bonds, Series 2003-4, Class 3-A, 6.00%, Due 9/25/05	$4,399,934	$248,012
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1667%, Due 10/25/32	321,351	328,053
Merrill Lynch Credit Corporation Mortgage Investors, Inc. Senior Subordinated Variable Rate Mortgage Pass-Thru Certificates, Series 1994-A, Class A-4, 2.6784%, Due 7/15/19	243,830	238,917
Residential Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 1998-KS3, Class AI7, 5.98%, Due 10/25/29	823,769	847,011
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 1.73%, Due 10/25/33	1,000,000	1,001,810
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 2.50%, Due 9/10/35 (Acquired 9/10/03; Cost $992,280) (b) (g)	992,280	1,008,715
Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Thru Certificates, Series 1998-S25, Class A-2, 6.25%, Due 10/25/13	68,002	68,002
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.3734%, Due 11/25/20	555,780	555,609
Sequoia Mortgage Trust Mortgage Adjustable Rate Pass-Thru Certificates, Series 8, Class 3A, 2.9743%, Due 8/20/32	995,845	1,010,472
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.05%, Due 4/25/33	1,000,000	1,005,800
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-RF2, Class A, 8.5191%, Due 7/15/27 (b)	489,987	537,301
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-18XS, Class AIO, 5.00%, Due 5/25/05	5,000,000	190,050
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2003-1, Class M1, 1.78%, Due 10/25/33	1,000,000	1,000,930
Wachovia Bank Commercial Mortgage Trust Interest Only Mortgage Pass-Thru Certificates, Series 2002-C2, Class 3, 1.5854%, Due 11/15/34 (b)	10,000,000	485,156
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	760,679	769,858

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $21,499,314)		21,610,017

United States Government & Agency Issues 30.0%
FHLMC Adjustable Rate Participation Certificates:
Pool #1B0145, 6.285%, Due 10/01/31	$246,054	$253,589
Pool #786823, 6.05%, Due 7/01/29	288,489	298,707
Pool #788792, 6.158%, Due 1/01/29	326,900	336,401
Pool #789272, 5.677%, Due 4/01/32	304,945	315,613
Pool #789483, 5.687%, Due 6/01/32	334,708	346,537
Pool #865456, 6.08%, Due 7/01/10	24,790	25,153
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 6/15/06 thru 2/25/42	1,336,159	1,507,198
FHLMC Participation Certificates:
7.50%, Due 12/01/11 thru 10/01/12	1,872,497	1,996,014
9.00%, Due 12/01/16 thru 10/01/19	1,572,550	1,802,886
10.00%, Due 6/01/05	10,131	10,510
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
Pool #365418, 4.754%, Due 1/01/23	72,327	74,250
Pool #545460, 5.813%, Due 11/01/31	435,578	451,969
Pool #646644, 6.18%, Due 6/01/32	248,096	255,747
Pool #675491, 5.042%, Due 4/01/33	1,145,898	1,166,130
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates:
Series 2002-W4, Class A6, 4.9598%, Due 5/25/42	790,338	824,915
Series 2003-W3, Class 1A4, 4.4819%, Due 8/25/42	348,564	364,249
Series 2003-W6, Class 6A, 4.7012%, Due 8/25/42	1,133,849	1,191,250
Series 2003-W11, Class A1, 5.3259%, Due 6/25/33	1,258,956	1,303,020
FNMA Guaranteed Mortgage Pass-Thru Certificates:
7.50%, Due 12/15/09	744,857	789,077
8.00%, Due 12/15/24	712,519	779,995
8.33%, Due 7/15/20	513,555	581,248
10.50%, Due 8/01/20 thru 1/01/21	1,032,682	1,191,905
11.00%, Due 4/01/12	82,609	92,241
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates, 9.00%, Due 6/25/20	611,422	672,366
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	934,052	1,058,398
GNMA Guaranteed Pass-Thru Certificates, 7.00%, Due 5/15/13 thru 6/15/33	1,320,898	1,414,028

Total United States Government & Agency Issues (Cost $18,637,617)		19,103,396

Variable Rate Municipal Bonds 0.5%
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	300,000	300,750

Total Variable Rate Municipal Bonds (Cost $480,000)		300,750

Term Loans 0.3%
Davita, Inc. Variable Rate Term Loan B, 3.16%, Due 3/31/09	179,028	180,818

Total Term Loans (Cost $180,594)		180,818

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 15.2%
Collateral Received for Securities Lending 2.1%
Navigator Prime Portfolio	1,342,538	$1,342,538

Corporate Bonds 6.3%
Bausch & Lomb, Inc. Notes, 6.75%, Due 12/15/04	$260,000	267,809
CE Electric UK Funding Company Senior Yankee Notes, 6.853%, Due 12/30/04 (b)	155,000	159,015
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	45,000	48,038
DaimlerChrysler North America Holding Corporation Notes, Tranche #31, 3.40%, Due 12/15/04 (k)	240,000	241,703
Walt Disney Company Notes, 7.30%, Due 2/08/05	370,000	385,048
General Mills Corporation Notes, 8.75%, Due 9/15/04	135,000	138,354
Kroger Company Guaranteed Notes, 7.375%, Due 3/01/05	150,000	156,629
PP&L Capital Funding, Inc. Senior Notes, 7.75%, Due 4/15/05	175,000	183,553
Pulte Homes, Inc. Senior Notes, 8.375%, Due 8/15/04	135,000	136,692
Safeway, Inc. Notes, 7.25%, Due 9/15/04	500,000	509,722
Simon Property Group, Inc. Notes, 7.75%, Due 8/15/04 (b)	250,000	254,193
Sprint Capital Corporation Notes, 7.90%, Due 3/15/05	395,000	414,615
Time Warner, Inc. Notes, 7.975%, Due 8/15/04	140,000	142,464
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	225,000	233,759
Tyco International Group SA Yankee Notes, 5.875%, Due 11/01/04	275,000	280,441
Ultramar Diamond Shamrock Corporation Notes, 8.00%, Due 3/15/05	150,000	157,668
Waste Management, Inc. Senior Notes, 7.00%, Due 10/01/04	100,000	101,949
Weyerhauser Company Notes, 5.50%, Due 3/15/05	200,000	206,135

Total Corporate Bonds		4,017,787

Variable Rate Municipal Bonds 0.3%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - Palo Verde Project, 2.75%, Due 1/01/38 (Mandatory Put at $100 on 7/01/04)	180,000	179,944

Non-Agency Mortgage & Asset-Backed Securities 1.1%
Asset Backed Funding Corporation Interest Only Asset-Backed Certificates, Series 2002-OPT1, Class A, 4.50%, Due 3/25/05	10,000,000	202,344
Bayview Financial Acquisition Trust Asset-Backed Interest Only Variable Rate Certificates, Series 2001-D, Class A, 7.00%, Due 5/25/04 (b)	4,922,724	19,229
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	$7,636,343	$267,272
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	6,285,778	220,002

Total Non-Agency Mortgage & Asset-Backed Securities		708,847

Repurchase Agreements 5.2%
ABN AMRO Inc. (Dated 4/30/04), 1.02%, Due 5/03/04 (Repurchase proceeds $1,200,102); Collateralized by: United States Government & Agency Issues (d)	1,200,000	1,200,000
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $2,132,033); Collateralized by: United States Government & Agency Issues (d)	2,131,900	2,131,900

Total Repurchase Agreements		3,331,900

United States Government & Agency Issues 0.2%
United States Treasury Bills, Due 7/29/04 (c)	100,000	99,768

Total Short-Term Investments (Cost $9,516,067)		9,680,784

Total Investments In Securities (Cost $62,910,931) 100.1%		63,766,667
Other Assets and Liabilities, Net (0.1%)		(53,398)

Net Assets 100.0%		$63,713,269

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
13 Five-Year U.S. Treasury Notes	6/04	$1,429,188	$30,106
13 Two-Year U.S. Treasury Notes	6/04	2,763,109	25,538

STRONG ADVISOR STRATEGIC INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 91.6%
AMF Bowling Worldwide, Inc. Senior Subordinated Notes, 10.00%, Due 3/01/10 (b)	$265,000	$276,262
AMR Corporation Delaware Debentures, 9.00%, Due 8/01/12	160,000	136,000
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (f) (g)	600,000	6,000
Allied Waste North America, Inc. Senior Notes, 7.875%, Due 4/15/13	200,000	216,000
American Seafood Group LLC Senior Subordinated Notes, 10.125%, Due 4/15/10 (g)	300,000	360,000

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Amscan Holdings, Inc. Senior Subordinated Notes, 8.75%, Due 5/01/14 (b)	$150,000	$153,000
Anchor Glass Containers Corporation Senior Secured Notes, Series B, 11.00%, Due 2/15/13	325,000	377,000
Arch Western Finance LLC Senior Notes, 6.75%, Due 7/01/13 (b)	85,000	87,975
Armor Holdings, Inc. Senior Subordinated Notes, 8.25%, Due 8/15/13	250,000	274,375
Buffets, Inc. Senior Subordinated Notes, 11.25%, Due 7/15/10	350,000	385,875
Burns Philp Capital Pty, Ltd. Senior Subordinated Yankee Notes, 9.75%, Due 7/15/12	200,000	212,000
Burns Philp Capital Pty, Ltd./Burns Philp Capital United States, Inc. Guaranteed Senior Yankee Notes, 9.50%, Due 11/15/10	95,000	103,075
Burns Philp Capital Pty, Ltd./Burns Philp Capital United States, Inc. Senior Subordinated Yankee Notes, 10.75%, Due 2/15/11	100,000	109,000
CB Richard Ellis Services, Inc. Senior Notes, 9.75%, Due 5/15/10	110,000	123,200
CP Ships, Ltd. Senior Yankee Notes, 10.375%, Due 7/15/12	100,000	116,500
CSC Holdings, Inc. Senior Notes, 6.75%, Due 4/15/12 (b)	90,000	89,775
Calpine Corporation Second Priority Senior Secured Notes, 8.50%, Due 7/15/10 (b)	380,000	338,200
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	156,000	180,180
CenterPoint Energy, Inc. Senior Notes, Series B, 7.25%, Due 9/01/10	100,000	106,771
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corporation Senior Notes:
9.92%, Due 4/01/11	420,000	352,800
10.00%, Due 4/01/09	100,000	86,750
Charter Communications Operating LLC/Charter Communications Operating Capital Corporation Senior Second Lien Notes, 8.00%, Due 4/30/12 (b)	120,000	118,800
Commonwealth Brands, Inc. Senior Secured Notes, 9.75%, Due 4/15/08 (b)	250,000	271,250
Commonwealth Brands, Inc. Senior Subordinated Notes, 10.625%, Due 9/01/08 (b)	325,000	355,875
Consolidated Communications Illinois Holdings, Inc./ Consolidated Communications Texas Holdings, Inc. Senior Notes, 9.75%, Due 4/01/12 (b)	180,000	186,300
Constar International, Inc. Senior Subordinated Notes, 11.00%, Due 12/01/12	200,000	189,000
Denny’s Corporation Senior Notes, 11.25%, Due 1/15/08	250,000	240,000
Dex Media East LLC Senior Subordinated Notes, 12.125%, Due 11/15/12	220,000	256,300
DirecTV Holding LLC/DirecTV Financing, Inc. Senior Notes, 8.375%, Due 3/15/13	$200,000	$224,500
Doane Pet Care Company Senior Notes, 10.75%, Due 3/01/10	200,000	212,000
Doane Pet Care Company Senior Subordinated Notes, 9.75%, Due 5/15/07	250,000	231,250
Dollar Financial Group, Inc. Senior Notes, 9.75%, Due 11/15/11	295,000	318,600
ERICO International Corporation Guaranteed Senior Subordinated Notes, 8.875%, Due 3/01/12 (b)	250,000	260,000
El Pollo Loco, Inc. Senior Secured Notes, 9.25%, Due 12/15/09 (b)	250,000	256,250
Perry Ellis International, Inc. Senior Subordinated Notes, Series B, 8.875%, Due 9/15/13	120,000	127,200
Emmis Communications Corporation Senior Discount Notes, Zero %, Due 3/15/11 (Rate Reset Effective 3/15/06)	193,000	193,000
Equistar Chemicals LP/Equistar Chemical Funding Corporation Senior Notes, 10.125%, Due 9/01/08	110,000	122,375
FTD, Inc. Senior Subordinated Notes, 7.75%, Due 2/15/14 (b)	165,000	164,175
Finlay Enterprises, Inc. Senior Debentures, 9.00%, Due 5/01/08	195,000	201,094
Foot Locker, Inc. Debentures, 8.50%, Due 1/15/22	360,000	388,800
General Cable Corporation Senior Notes, 9.50%, Due 11/15/10 (b)	195,000	214,500
General Nutrition Centers, Inc. Senior Subordinated Notes, 8.50%, Due 12/01/10 (b)	250,000	262,500
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	155,000	179,800
Hilcorp Energy I LP/Hilcorp Finance Company Senior Notes, 10.50%, Due 9/01/10 (b)	200,000	221,500
Hollywood Casino Shreveport/Shreveport Capital Corporation First Mortgage Notes, 13.00%, Due 8/01/06 (f)	335,000	204,850
Houghton Mifflin Company Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08) (b)	200,000	99,000
Huntsman LLC Senior Secured Notes, 11.625%, Due 10/15/10	50,000	55,250
IMC Global, Inc. Senior Notes, 10.875%, Due 8/01/13	205,000	252,662
INVISTA Notes, 9.25%, Due 5/01/12 (b)	150,000	150,750
IPSCO, Inc. Senior Yankee Notes, 8.75%, Due 6/01/13	100,000	112,500
International Steel Group Senior Notes, 6.50%, Due 4/15/14 (b)	150,000	144,750
Invensys PLC Senior Yankee Notes, 9.875%, Due 3/15/11 (b)	298,000	315,880
Jafra Cosmetics International, Inc. / Distribuidora Comercial Jafra S A De C V Senior Subordinated Notes, 10.75%, Due 5/15/11	250,000	284,375
JohnsonDiversey Holdings, Inc. Senior Discount Notes, Zero %, Due 5/15/13 (Rate Reset Effective 5/15/07)	420,000	321,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Earle M Jorgensen Company Notes, 9.75%, Due 6/01/12	$200,000	$225,000
Jostens Holding Corporation Senior Discount Notes, Zero %, Due 12/01/13 (Rate Reset Effective 12/01/08)	193,000	130,275
Jostens, Inc. Senior Subordinated Notes, 12.75%, Due 5/01/10	300,000	339,000
LBI Media, Inc. Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08)	400,000	284,000
Lyondell Chemical Company Notes, 9.50%, Due 12/15/08	70,000	73,500
MTR Gaming Group, Inc. Senior Notes, 9.75%, Due 4/01/10	200,000	213,500
Memberworks, Inc. Senior Notes, 9.25%, Due 4/01/14 (b)	250,000	250,625
Midwest Generation LLC Bonds, 8.75%, Due 5/01/34 (b)	180,000	180,000
Mikohn Gaming Corporation Senior Notes, 11.875%, Due 8/15/08	300,000	306,000
Mueller Group, Inc. Floating Rate Second Priority Senior Secured Notes, 5.9188%, Due 11/01/11 (b)	120,000	123,900
Mueller Group, Inc. Senior Subordinated Notes, 10.00%, Due 5/01/12 (b)	120,000	126,300
Mueller Holdings, Inc. Units, Zero %, Due 4/15/14 (Rate Reset Effective 4/15/09)	250,000	141,250
National Wine & Spirits, Inc. Senior Notes, 10.125%, Due 1/15/09	200,000	181,000
Nations Rent, Inc. Notes, 9.50%, Due 10/15/10 (b)	305,000	328,637
Nextel Communications, Inc. Senior Notes, 6.875%, Due 10/31/13	300,000	304,500
North Atlantic Holding, Inc. Senior Discount Notes, Zero %, Due 3/01/14 (Rate Reset Effective 3/01/08) (b)	325,000	193,375
North Atlantic Trading, Inc. Senior Notes, 9.25%, Due 3/01/12 (b)	205,000	208,588
OED Corporation/Diamond Jo LLC Senior Secured Notes, 8.75%, Due 4/15/12 (b)	250,000	245,625
O’Charleys, Inc. Senior Subordinated Notes, 9.00%, Due 11/01/13 (b)	250,000	262,187
PCA LLC/PCA Finance Corporation Senior Notes, 11.875%, Due 8/01/09	300,000	337,500
PRIMEDIA, Inc. Senior Notes, 8.875%, Due 5/15/11	290,000	296,525
Paxson Communications Corporation Senior Subordinated Discount Notes, Zero %, Due 1/15/09 (Rate Reset Effective 1/15/06)	440,000	383,900
Polyone Corporation Senior Notes, 10.625%, Due 5/15/10	200,000	210,000
Premier International Foods PLC Senior Yankee Notes, 12.00%, Due 9/01/09	155,000	168,175
Qwest Corporation Notes, 9.125%, Due 3/15/12 (b)	210,000	224,175
Qwest Services Corporation Notes, 13.50%, Due 12/15/10 (b)	250,000	291,250
RailAmerica Transportation Corporation Senior Subordinated Notes, 12.875%, Due 8/15/10	300,000	349,875
Readers Digest Association, Inc. Senior Notes, 6.50%, Due 3/01/11 (b)	207,000	210,105
Real Mex Restaurants, Inc. Senior Secured Notes, 10.00%, Due 4/01/10 (b)	$250,000	$248,750
Rent-Way, Inc. Senior Secured Notes, 11.875%, Due 6/15/10	300,000	336,000
River Rock Entertainment Authority Senior Notes, 9.75%, Due 11/01/11 (b)	115,000	123,050
Rockwood Specialties Group, Inc. Senior Subordinated Notes, 10.625%, Due 5/15/11	120,000	128,400
Seminis Vegetable Seeds, Inc. Senior Subordinated Notes, 10.25%, Due 10/01/13 (b)	150,000	167,250
Seneca Gaming Corporation Senior Notes, 7.25%, Due 5/01/12 (b)	185,000	188,219
Sierra Pacific Resources Senior Notes, 8.625%, Due 3/15/14 (b)	175,000	177,625
Southern Natural Gas Company Senior Notes, 8.875%, Due 3/15/10	95,000	105,450
Stratus Technologies, Inc. Senior Notes, 10.375%, Due 12/01/08 (b)	295,000	295,000
Superior Essex Communications LLC/Essex Group, Inc. Senior Notes, 9.00%, Due 4/15/12 (b)	180,000	173,700
Telewest Communications PLC Senior Yankee Discount Debentures, 11.00%, Due 10/01/07 (f)	465,000	295,275
Tempur-Pedic, Inc./Tempur Production USA, Inc. Senior Subordinated Notes, 10.25%, Due 8/15/10 (b)	163,000	187,043
Town Sports International Holdings, Inc. Senior Discount Notes, Zero %, Due 2/01/14 (Rate Reset Effective 2/01/09) (b)	335,000	185,925
Town Sports International, Inc. Senior Notes, 9.625%, Due 4/15/11	125,000	130,000
Triad Hospitals, Inc. Senior Notes, 7.00%, Due 5/15/12	185,000	186,388
Triton PCS, Inc. Senior Subordinated Notes, 8.75%, Due 11/15/11	150,000	139,125
Tyco International Group SA Senior Yankee Notes, 6.00%, Due 11/15/13 (b)	350,000	355,445
UCAR Finance, Inc. Guaranteed Senior Notes, 10.25%, Due 2/15/12	200,000	229,500
UPC Polska LLC Senior Notes, 9.00%, Due 3/31/07 (b)	184,214	175,234
US Concrete, Inc. Senior Subordinated Notes, 8.375%, Due 4/01/14 (b)	120,000	120,600
United Industries Corporation Guaranteed Notes, Series D, 9.875%, Due 4/01/09	210,000	221,420
Universal City Development Partners Ltd./ UCDP Finance, Inc. Senior Notes, 11.75%, Due 4/01/10	200,000	232,000
VICORP Restaurants, Inc. Senior Notes, 10.50%, Due 4/15/11 (b)	200,000	199,000
Venetian Casino Resort LLC/Las Vegas Sands, Inc. Mortgage Notes, 11.00%, Due 6/15/10	250,000	293,750
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09	245,000	258,475
Viasystems, Inc. Senior Subordinated Notes, 10.50%, Due 1/15/11 (b)	300,000	330,000
Von Hoffman Corporation Senior Notes, 10.25%, Due 3/15/09	200,000	209,000

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
WH Holdings, Ltd./WH Capital Corporation Senior Notes, 9.50%, Due 4/01/11 (b)	$245,000	$261,538
Warner Music Group Senior Subordinated Notes, 7.375%, Due 4/15/14 (b)	270,000	272,700
Waste Services, Inc. Senior Subordinated Yankee Notes, 9.50%, Due 4/15/14 (b)	120,000	123,600
Waterford Gaming LLC Senior Notes, 8.625%, Due 9/15/12 (b)	129,000	138,675
Williams Scotsman, Inc. Senior Secured Notes, 10.00%, Due 8/15/08	130,000	143,000

Total Corporate Bonds (Cost $23,272,775)		24,447,028

Convertible Bonds 0.5%
GrafTech International, Ltd. Debentures, 1.625%, Due 1/15/24 (b)	142,000	125,315

Total Convertible Bonds (Cost $142,000)		125,315

Convertible Preferred Stocks 1.4%
Allied Waste Industries, Inc. 6.25%	4,000	278,000
Williams Companies, Inc. 5.50% (b)	1,306	87,339

Total Convertible Preferred Stocks (Cost $265,300)		365,339

Preferred Stocks 3.2%
Adelphia Communications Corporation 13.00% Exchangeable, Series B (f) (g)	350	7,088
CSC Holdings, Inc. 11.125% Series M	1,800	186,674
Pegasus Satellite Communications, Inc. 12.75% Exchangeable, Series B (f)	200	110,500
Rural Cellular Corporation:
11.375% Senior Exchangeable, Series B (f)	293	258,573
12.25% Junior Exchangeable (e)	426	299,264

Total Preferred Stocks (Cost $636,226)		862,099

Common Stocks 2.9%
AMC Entertainment, Inc. (f)	9,000	143,550
Denny’s Corporation (f)	45,000	117,000
Finlay Enterprises, Inc. (f)	5,000	96,750
MCI, Inc. (f)	4,373	62,009
NATG Holdings LLC/Orius Capital Corporation (Acquired 4/15/04; Cost $81,935) (b) (f) (g)	465	510
Pinnacle Entertainment, Inc. (f)	15,000	171,300
Spanish Broadcasting System, Inc. Class A (f)	19,700	191,484

Total Common Stocks (Cost $763,988)		782,603

Warrants 0.3%
Aladdin Gaming Enterprises, Inc., Expire 3/01/10 (Acquired 1/04/01-5/16/01; Cost $60) (b) (g)	6,000	60
American Tower Escrow Corporation, Expire 8/01/08 (b)	425	67,787
NATG Holdings LLC/Orius Capital Corporation (b) (f) (g):
Class A, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	516	0
Class B, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	1,206	0
Class C, Expire 2/01/10 (Acquired 4/15/04; Cost $0)	543	0

Total Warrants (Cost $28,539)		67,847

Short-Term Investments (a) 0.2%
Repurchase Agreements
State Street Bank (Dated 4/30/04), 0.75%, Due 5/03/04 (Repurchase proceeds $50,903); Collateralized by: United States Government & Agency Issues (d)	$50,900	$50,900

Total Short-Term Investments (Cost $50,900)		50,900

Total Investments in Securities (Cost $25,159,728) 100.1%		26,701,131
Other Assets and Liabilities, Net (0.1%)		(18,073)

Net Assets 100.0%		$26,683,058

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is when-issued.
(f)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the fund has halted accruing income.
(g)	Illiquid security.
(h)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(i)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(j)	Escrowed to maturity.
(k)	All or a portion of security is on loan. See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (continued)	April 30, 2004 (Unaudited)

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	—	Bond Anticipation Notes
BP	—	Basis Points
CDA	—	Commercial Development Authority
CDR	—	Commercial Development Revenue
COP	—	Certificates of Participation
DFA	—	Development Finance Authority
EDA	—	Economic Development Authority
EDC	—	Economic Development Corporation
EDFA	—	Economic Development Finance Authority
EDR	—	Economic Development Revenue
EFA	—	Educational Facilities Authority
EXTRAS	—	Extendable Rate Adjustable Securities
GO	—	General Obligation
HDA	—	Housing Development Authority
HDC	—	Housing Development Corporation
HFA	—	Housing Finance Authority
HFC	—	Housing Finance Corporation
IBA	—	Industrial Building Authority
IBR	—	Industrial Building Revenue
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDC	—	Industrial Development Corporation
IDFA	—	Industrial Development Finance Authority
IDR	—	Industrial Development Revenue
IFA	—	Investment Finance Authority
MERLOT	—	Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
PCFA	—	Pollution Control Financing Authority
PCR	—	Pollution Control Revenue
RAN	—	Revenue Anticipation Notes
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
TAN	—	Tax Anticipation Notes
TRAN	—	Tax and Revenue Anticipation Notes

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Bond Fund
Assets:
Investments in Securities, at Value (Cost of $326,055)	$329,134
Receivable for Securities Sold and Forward Foreign Currency Contracts	64,151
Receivable for Fund Shares Sold	43
Dividends and Interest Receivable	2,954
Other Assets	174

Total Assets	396,456

Liabilities:
Payable for Securities Purchased and Forward Foreign Currency Contracts	127,644
Payable for Fund Shares Redeemed	361
Payable Upon Return of Securities on Loan	17,062
Dividends Payable	807
Variation Margin Payable	81
Accrued Operating Expenses and Other Liabilities	90

Total Liabilities	146,045

Net Assets	$250,411

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$249,073
Undistributed Net Investment Income (Loss)	(2)
Undistributed Net Realized Gain (Loss)	(2,342)
Net Unrealized Appreciation (Depreciation)	3,682

Net Assets	$250,411

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

Strong Advisor Bond Fund
Class A ($ and shares in full)
Net Assets	$16,739,687
Capital Shares Outstanding (Unlimited Number Authorized)	1,536,412

Net Asset Value Per Share	$10.90

Public Offering Price Per Share ($10.90 divided by .955)	$11.41

Class B ($ and shares in full)
Net Assets	$11,012,131
Capital Shares Outstanding (Unlimited Number Authorized)	1,010,283

Net Asset Value Per Share	$10.90

Class C ($ and shares in full)
Net Assets	$6,201,300
Capital Shares Outstanding (Unlimited Number Authorized)	569,074

Net Asset Value Per Share	$10.90

Class K ($ and shares in full)
Net Assets	$19,641,863
Capital Shares Outstanding (Unlimited Number Authorized)	1,803,693

Net Asset Value Per Share	$10.89

Class Z ($ and shares in full)
Net Assets	$60,852,797
Capital Shares Outstanding (Unlimited Number Authorized)	5,584,474

Net Asset Value Per Share	$10.90

Institutional Class ($ and shares in full)
Net Assets	$135,963,045
Capital Shares Outstanding (Unlimited Number Authorized)	12,489,395

Net Asset Value Per Share	$10.89

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $192,051)	$209,950
Affiliated Issuers (Cost of $710)	710
Receivable for Securities Sold	3,143
Dividends and Interest Receivable	3,232
Other Assets	89

Total Assets	217,124

Liabilities:
Payable for Securities Purchased	3,094
Payable for Fund Shares Redeemed	367
Dividends Payable	771
Variation Margin Payable	26
Accrued Operating Expenses and Other Liabilities	66

Total Liabilities	4,324

Net Assets	$212,800

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$192,891
Undistributed Net Investment Income (Loss)	(5)
Undistributed Net Realized Gain (Loss)	1,861
Net Unrealized Appreciation (Depreciation)	18,053

Net Assets	$212,800

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

Strong Advisor Municipal Bond Fund
Class A ($ and shares in full)
Net Assets	$158,748,094
Capital Shares Outstanding (Unlimited Number Authorized)	18,933,513

Net Asset Value Per Share	$8.38

Public Offering Price Per Share ($8.38 divided by .955)	$8.77

Class B ($ and shares in full)
Net Assets	$31,720,212
Capital Shares Outstanding (Unlimited Number Authorized)	3,802,980

Net Asset Value Per Share	$8.34

Class C ($ and shares in full)
Net Assets	$2,261,320
Capital Shares Outstanding (Unlimited Number Authorized)	269,966

Net Asset Value Per Share	$8.38

Institutional Class ($ and shares in full)
Net Assets	$20,070,573
Capital Shares Outstanding (Unlimited Number Authorized)	2,401,694

Net Asset Value Per Share	$8.36

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Short Duration Bond Fund
Assets:
Investments in Securities, at Value (Cost of $62,911)	$63,767
Receivable for Securities Sold	814
Receivable for Fund Shares Sold	4
Dividends and Interest Receivable	726
Other Assets	40

Total Assets	65,351

Liabilities:
Payable for Fund Shares Redeemed	105
Payable Upon Return of Securities on Loan	1,343
Dividends Payable	132
Variation Margin Payable	5
Accrued Operating Expenses and Other Liabilities	53

Total Liabilities	1,638

Net Assets	$63,713

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$70,889
Undistributed Net Investment Income (Loss)	(374)
Undistributed Net Realized Gain (Loss)	(7,713)
Net Unrealized Appreciation (Depreciation)	911

Net Assets	$63,713

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

Strong Advisor Short Duration Bond Fund
Class A ($ and shares in full)
Net Assets	$20,775,445
Capital Shares Outstanding (Unlimited Number Authorized)	2,123,844

Net Asset Value Per Share	$9.78

Public Offering Price Per Share ($9.78 divided by .9775)	$10.01

Class B ($ and shares in full)
Net Assets	$11,429,509
Capital Shares Outstanding (Unlimited Number Authorized)	1,170,998

Net Asset Value Per Share	$9.76

Class C ($ and shares in full)
Net Assets	$12,875,847
Capital Shares Outstanding (Unlimited Number Authorized)	1,316,498

Net Asset Value Per Share	$9.78

Class Z ($ and shares in full)
Net Assets	$18,632,468
Capital Shares Outstanding (Unlimited Number Authorized)	1,911,767

Net Asset Value Per Share	$9.75

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Advisor Strategic Income Fund
Assets:
Investments in Securities, at Value (Cost of $25,160)	$26,701
Dividends and Interest Receivable	523
Other Assets	37

Total Assets	27,261

Liabilities:
Payable for Securities Purchased	379
Payable for Fund Shares Redeemed	9
Dividends Payable	156
Cash Overdraft Liability	11
Accrued Operating Expenses and Other Liabilities	23

Total Liabilities	578

Net Assets	$26,683

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$26,156
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(1,014)
Net Unrealized Appreciation (Depreciation)	1,541

Net Assets	$26,683

Class A ($ and shares in full)
Net Assets	$11,958,231
Capital Shares Outstanding (Unlimited Number Authorized)	1,169,684

Net Asset Value Per Share	$10.22

Public Offering Price Per Share ($10.22 divided by .955)	$10.70

Class B ($ and shares in full)
Net Assets	$9,290,437
Capital Shares Outstanding (Unlimited Number Authorized)	908,447

Net Asset Value Per Share	$10.23

Class C ($ and shares in full)
Net Assets	$5,434,390
Capital Shares Outstanding (Unlimited Number Authorized)	532,283

Net Asset Value Per Share	$10.21

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Bond Fund
Interest Income	$5,326

Expenses (Note 4):
Investment Advisory Fees	322
Administrative Fees	186
Custodian Fees	24
Shareholder Servicing Costs	314
12b-1 Fees	120
Reports to Shareholders	77
Other	126

Total Expenses before Expense Offsets	1,169
Expense Offsets	(26)

Expenses, Net	1,143

Net Investment Income (Loss)	4,183

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	4,410
Futures Contracts	(1,139)
Forward Foreign Currency Contracts	9

Net Realized Gain (Loss)	3,280
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(4,023)
Futures Contracts	1,139
Foreign Currencies	(43)

Net Change in Unrealized Appreciation/Depreciation	(2,927)

Net Gain (Loss) on Investments	353

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,536

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Municipal Bond Fund
Income:
Interest	$6,116
Dividends – Affiliated Issuers	9

Total Income	6,125

Expenses (Note 4):
Investment Advisory Fees	423
Administrative Fees	293
Custodian Fees	9
Shareholder Servicing Costs	212
12b-1 Fees	405
Other	122

Total Expenses before Expense Offsets	1,464
Expense Offsets	(19)

Expenses, Net	1,445

Net Investment Income (Loss)	4,680

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,665
Written Options	10
Futures Contracts	166
Swaps	20

Net Realized Gain (Loss)	1,861
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(4,518)
Futures Contracts	155

Net Change in Unrealized Appreciation/Depreciation	(4,363)

Net Gain (Loss) on Investments	(2,502)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,178

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Short Duration Bond Fund
Interest Income	$981

Expenses (Note 4):
Investment Advisory Fees	140
Administrative Fees	104
Custodian Fees	8
Shareholder Servicing Costs	84
12b-1 Fees	167
Other	67

Total Expenses before Expense Offsets	570
Expense Offsets	(33)

Expenses, Net	537

Net Investment Income (Loss)	444

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	439
Futures Contracts	(188)
Swaps	(11)

Net Realized Gain (Loss)	240
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(327)
Futures Contracts	139

Net Change in Unrealized Appreciation/Depreciation	(188)

Net Gain (Loss) on Investments	52

Net Increase (Decrease) in Net Assets Resulting from Operations	$496

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Strategic Income Fund
Income:
Interest	$1,042
Dividends	38

Total Income	1,080

Expenses (Note 4):
Investment Advisory Fees	66
Administrative Fees	37
Custodian Fees	3
Shareholder Servicing Costs	27
12b-1 Fees	89
Federal and State Registration Fees	19
Other	21

Total Expenses before Expense Offsets	262
Expense Offsets	(25)

Expenses, Net	237

Net Investment Income (Loss)	843

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	908
Net Change in Unrealized Appreciation/Depreciation on Investments	(88)

Net Gain (Loss) on Investments	820

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,663

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$4,183	$11,936
Net Realized Gain (Loss)	3,280	9,979
Net Change in Unrealized Appreciation/Depreciation	(2,927)	716

Net Increase (Decrease) in Net Assets Resulting from Operations	4,536	22,631
Distributions:
From Net Investment Income:
Class A	(309)	(775)
Class B	(144)	(341)
Class C	(82)	(226)
Class K	(196)	(33)
Class Z	(1,063)	(2,956)
Institutional Class	(3,038)	(8,875)

Total Distributions	(4,832)	(13,206)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(64,704)	(118,864)

Total Increase (Decrease) in Net Assets	(65,000)	(109,439)
Net Assets:
Beginning of Period	315,411	424,850

End of Period	$250,411	$315,411

Undistributed Net Investment Income (Loss)	$(2)	$648

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Municipal Bond Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002
	(Unaudited)	(Note 1)
Operations:
Net Investment Income (Loss)	$4,680	$8,733	$11,282
Net Realized Gain (Loss)	1,861	1,785	1,338
Net Change in Unrealized Appreciation/Depreciation	(4,363)	(2,314)	13,662

Net Increase (Decrease) in Net Assets Resulting from Operations	2,178	8,204	26,282
Distributions:
From Net Investment Income:
Class A	(3,511)	(6,320)	(8,183)
Class B	(614)	(1,296)	(1,162)
Class B1	—	(178)	(872)
Class C	(43)	(101)	(128)
Institutional Class	(517)	(882)	(991)
From Net Realized Gains:
Class A	(787)	—	—
Class B	(183)	—	—
Class B1	—	—	—
Class C	(12)	—	—
Institutional Class	(100)	—	—

Total Distributions	(5,767)	(8,777)	(11,336)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,489)	(46,013)	43,846

Total Increase (Decrease) in Net Assets	(23,078)	(46,586)	58,792
Net Assets:
Beginning of Period	235,878	282,464	223,672

End of Period	$212,800	$235,878	$282,464

Undistributed Net Investment Income (Loss)	$(5)	$—	$44

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Short Duration Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$444	$1,304
Net Realized Gain (Loss)	240	9
Net Change in Unrealized Appreciation/Depreciation	(188)	437

Net Increase (Decrease) in Net Assets Resulting from Operations	496	1,750
Distributions:
From Net Investment Income:
Class A	(313)	(861)
Class B	(104)	(325)
Class C	(122)	(287)
Class Z	(280)	(963)

Total Distributions	(819)	(2,436)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,434)	14,366

Total Increase (Decrease) in Net Assets	(24,757)	13,680
Net Assets:
Beginning of Period	88,470	74,790

End of Period	$63,713	$88,470

Undistributed Net Investment Income (Loss)	$(374)	$1

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Strategic Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$843	$1,452
Net Realized Gain (Loss)	908	587
Net Change in Unrealized Appreciation/Depreciation	(88)	4,449

Net Increase (Decrease) in Net Assets Resulting from Operations	1,663	6,488
Distributions:
From Net Investment Income:
Class A	(407)	(652)
Class B	(273)	(406)
Class C	(167)	(372)

Total Distributions	(847)	(1,430)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	339	3,530

Total Increase (Decrease) in Net Assets	1,155	8,588

Net Assets:
Beginning of Period	25,528	16,940

End of Period	$26,683	$25,528

Undistributed Net Investment Income (Loss)	$ ( —)	$4

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR BOND FUND — CLASS A

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.66	$10.68	$10.68
Income From Investment Operations:
Net Investment Income (Loss)	0.16	0.30	0.45	0.63	0.72	0.11
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.25	(0.17)	0.50	(0.02)	—

Total from Investment Operations	0.14	0.55	0.28	1.13	0.70	0.11
Less Distributions:
From Net Investment Income	(0.18)	(0.34)	(0.46)	(0.63)	(0.72)	(0.11)
From Net Realized Gains	—	—	(0.14)	(0.11)	—	—

Total Distributions	(0.18)	(0.34)	(0.60)	(0.74)	(0.72)	(0.11)

Net Asset Value, End of Period	$10.90	$10.94	$10.73	$11.05	$10.66	$10.68

Ratios and Supplemental Data
Total Return	+1.25%	+5.16%	+2.64%	+10.91%	+6.79%	+1.04%
Net Assets, End of Period (In Millions)	$17	$23	$23	$15	$0 (d)	$0	(d)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.1%	1.0%	1.2%	1.1%	1.3	%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.0%	1.1%	1.1%	1.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.7%*	2.7%	4.2%	5.4%	7.0%	6.2	%*
Portfolio Turnover Rate(e)	233.3%	464.4%	403.7%	496.9%	448.6%	250.7%

STRONG ADVISOR BOND FUND — CLASS B

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.62
Income From Investment Operations:
Net Investment Income (Loss)	0.11	0.21	0.37	0.48
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.25	(0.18)	0.55

Total from Investment Operations	0.09	0.46	0.19	1.03
Less Distributions:
From Net Investment Income	(0.13)	(0.25)	(0.37)	(0.49)
From Net Realized Gains	—	—	(0.14)	(0.11)

Total Distributions	(0.13)	(0.25)	(0.51)	(0.60)

Net Asset Value, End of Period	$10.90	$10.94	$10.73	$11.05

Ratios and Supplemental Data
Total Return	+0.84%	+4.32%	+1.79%	+9.87%
Net Assets, End of Period (In Millions)	$11	$13	$14	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%*	1.9%	1.8%	2.2%*
Ratio of Expenses to Average Net Assets	1.9%*	1.9%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%*	1.9%	3.3%	4.4%*
Portfolio Turnover Rate(e)	233.3%	464.4%	403.7%	496.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from August 31, 1999 (commencement of class) to October 31, 1999.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR BOND FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.62
Income From Investment Operations:
Net Investment Income (Loss)	0.11	0.21	0.37	0.49
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.25	(0.18)	0.54

Total from Investment Operations	0.09	0.46	0.19	1.03
Less Distributions:
From Net Investment Income	(0.13)	(0.25)	(0.37)	(0.49)
From Net Realized Gains	—	—	(0.14)	(0.11)

Total Distributions	(0.13)	(0.25)	(0.51)	(0.60)

Net Asset Value, End of Period	$10.90	$10.94	$10.73	$11.05

Ratios and Supplemental Data
Total Return	+0.81%	+4.30%	+1.84%	+9.96%
Net Assets, End of Period (In Millions)	$6	$8	$10	$7
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%*	1.9%	1.8%	1.9%*
Ratio of Expenses to Average Net Assets	2.0%*	1.9%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%*	1.9%	3.4%	4.5%*
Portfolio Turnover Rate(d)	233.3%	464.4%	403.7%	496.9%

STRONG ADVISOR BOND FUND — CLASS K

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.93	$10.72	$10.67
Income From Investment Operations:
Net Investment Income (Loss)	0.16	0.34	0.39
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.24	0.05

Total from Investment Operations	0.15	0.58	0.44
Less Distributions:
From Net Investment Income	(0.19)	(0.37)	(0.39)

Total Distributions	(0.19)	(0.37)	(0.39)

Net Asset Value, End of Period	$10.89	$10.93	$10.72

Ratios and Supplemental Data
Total Return	+1.38%	+5.44%	+4.23%
Net Assets, End of Period (In Millions)	$20	$4	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%*	1.1%	0.7	%*
Ratio of Expenses to Average Net Assets	0.8%*	0.9%	0.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%*	3.0%	4.4	%*
Portfolio Turnover Rate(d)	233.3%	464.4%	403.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from December 31, 2001 (commencement of class) to October 31, 2002.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR BOND FUND — CLASS Z

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.94	$10.73	$11.05	$10.67	$10.69	$10.68
Income From Investment Operations:
Net Investment Income (Loss)	0.14	0.29	0.45	0.66	0.47	0.12
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.25	(0.18)	0.49	0.28	0.01

Total from Investment Operations	0.12	0.54	0.27	1.15	0.75	0.13
Less Distributions:
From Net Investment Income	(0.16)	(0.33)	(0.45)	(0.66)	(0.77)	(0.12)
From Net Realized Gains	—	—	(0.14)	(0.11)	—	—

Total Distributions	(0.16)	(0.33)	(0.59)	(0.77)	(0.77)	(0.12)

Net Asset Value, End of Period	$10.90	$10.94	$10.73	$11.05	$10.67	$10.69

Ratios and Supplemental Data
Total Return	+1.11%	+5.02%	+2.61%	+11.15%	+7.26%	+1.21%
Net Assets, End of Period (In Millions)	$61	$86	$110	$82	$26	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.2%	1.1%	0.8%	0.7%	0.6%*
Ratio of Expenses to Average Net Assets	1.4%*	1.2%	1.1%	0.8%	0.7%	0.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.4%*	2.6%	4.1%	6.0%	(2.9)%	7.7%*
Portfolio Turnover Rate(e)	233.3%	464.4%	403.7%	496.9%	448.6%	250.7%

STRONG ADVISOR BOND FUND — INSTITUTIONAL CLASS
	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.93	$10.72	$11.04	$10.65	$10.67	$11.12
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.38	0.53	0.72	0.82	0.48
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.25	(0.18)	0.49	(0.03)	(0.39)

Total from Investment Operations	0.18	0.63	0.35	1.21	0.79	0.09
Less Distributions:
From Net Investment Income	(0.22)	(0.42)	(0.53)	(0.71)	(0.81)	(0.48)
From Net Realized Gains	—	—	(0.14)	(0.11)	—	(0.06)

Total Distributions	(0.22)	(0.42)	(0.67)	(0.82)	(0.81)	(0.54)

Net Asset Value, End of Period	$10.89	$10.93	$10.72	$11.04	$10.65	$10.67

Ratios and Supplemental Data
Total Return	+1.59%	+5.90%	+3.37%	+11.78%	+7.66%	+0.85%
Net Assets, End of Period (In Millions)	$136	$182	$267	$365	$261	$166
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%*	0.4%	0.3%	0.3%	0.4%	0.4%*
Ratio of Expenses to Average Net Assets	0.4%*	0.4%	0.3%	0.3%	0.4%	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%*	3.5%	5.0%	6.5%	7.7%	6.6%*
Portfolio Turnover Rate(e)	233.3%	464.4%	403.7%	496.9%	448.6%	250.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from August 31, 1999 (commencement of class) to October 31, 1999.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	In 1999, the Fund changed its fiscal year-end from February to October.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS A

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.53	$8.55	$8.19	$8.18	$7.79	$8.54
Income From Investment Operations:
Net Investment Income (Loss)	0.18	0.30	0.36	0.37	0.38	0.39
Net Realized and Unrealized Gains (Losses) on Investments	(0.11)	(0.02)	0.36	—	0.39	(0.75)

Total from Investment Operations	0.07	0.28	0.72	0.37	0.77	(0.36)
Less Distributions:
From Net Investment Income	(0.18)	(0.30)	(0.36)	(0.36)	(0.38)	(0.39)
From Net Realized Gains	(0.04)	—	—	—	—	—

Total Distributions	(0.22)	(0.30)	(0.36)	(0.36)	(0.38)	(0.39)

Net Asset Value, End of Period	$8.38	$8.53	$8.55	$8.19	$8.18	$7.79

Ratios and Supplemental Data
Total Return	+0.80%	+3.28%	+9.01%	+4.65%	+10.10%	–4.34%
Net Assets, End of Period (In Millions)	$159	$170	$197	$168	$166	$174
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%*	1.2%	1.3%	1.3%	1.2%
Ratio of Expenses to Average Net Assets	1.2%*	1.2%*	1.2%	1.3%	1.3%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%*	4.2%*	4.3%	4.5%	4.8%	4.6%
Portfolio Turnover Rate(d)	28.3%	73.6%	26.3%	34.9%	17.5%	24.6%

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS B
	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.49	$8.55	$8.19	$8.18	$7.79	$8.54
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.24	0.30	0.31	0.32	0.32
Net Realized and Unrealized Gains (Losses) on Investments	(0.11)	(0.05)	0.37	0.01	0.39	(0.74)

Total from Investment Operations	0.04	0.19	0.67	0.32	0.71	(0.42)
Less Distributions:
From Net Investment Income	(0.15)	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)
From Net Realized Gains	(0.04)	—	—	—	—	—

Total Distributions	(0.19)	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)

Net Asset Value, End of Period	$8.34	$8.49	$8.55	$8.19	$8.18	$7.79

Ratios and Supplemental Data
Total Return	+0.40%	+2.45%	+8.26%	+3.92%	+9.32%	–5.05%
Net Assets, End of Period (In Millions)	$32	$41	$29	$31	$40	$49
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%*	1.9%*	1.9%	2.0%	2.0%	1.9%
Ratio of Expenses to Average Net Assets	2.0%*	1.9%*	1.9%	2.0%	2.0%	1.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%*	3.4%*	3.6%	3.8%	4.0%	3.9%
Portfolio Turnover Rate(d)	28.3%	73.6%	26.3%	34.9%	17.5%	24.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2003, the Fund changed its fiscal year-end from December to October.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.52	$8.54	$8.19	$8.18	$7.79	$8.54
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.24	0.31	0.31	0.32	0.32
Net Realized and Unrealized Gains (Losses) on Investments	(0.10)	(0.01)	0.35	0.01	0.39	(0.74)

Total from Investment Operations	0.05	0.23	0.66	0.32	0.71	(0.42)
Less Distributions:
From Net Investment Income	(0.15)	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)
From Net Realized Gains	(0.04)	—	—	—	—	—

Total Distributions	(0.19)	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)

Net Asset Value, End of Period	$8.38	$8.52	$8.54	$8.19	$8.18	$7.79

Ratios and Supplemental Data
Total Return	+0.53%	+2.67%	+8.14%	+3.92%	+9.32%	–5.04%
Net Assets, End of Period (In Millions)	$2	$3	$4	$3	$2	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%*	2.0%*	1.9%	2.0%	2.0%	1.9%
Ratio of Expenses to Average Net Assets	2.0%*	1.9%*	1.9%	2.0%	2.0%	1.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%*	3.4%*	3.6%	3.7%	4.0%	3.9%
Portfolio Turnover Rate(d)	28.3%	73.6%	26.3%	34.9%	17.5%	24.6%

STRONG ADVISOR MUNICIPAL BOND FUND — INSTITUTIONAL CLASS
	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.50	$8.52	$8.17	$8.16	$7.77	$8.52
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.34	0.42	0.38	0.39	0.40
Net Realized and Unrealized Gains (Losses) on Investments	(0.10)	(0.02)	0.32	0.02	0.40	(0.74)

Total from Investment Operations	0.11	0.32	0.74	0.40	0.79	(0.34)
Less Distributions:
From Net Investment Income	(0.21)	(0.34)	(0.39)	(0.39)	(0.40)	(0.41)
From Net Realized Gains	(0.04)	—	—	—	—	—

Total Distributions	(0.25)	(0.34)	(0.39)	(0.39)	(0.40)	(0.41)

Net Asset Value, End of Period	$8.36	$8.50	$8.52	$8.17	$8.16	$7.77

Ratios and Supplemental Data
Total Return	+1.26%	+3.78%	+9.24%	+4.97%	+10.44%	–4.11%
Net Assets, End of Period (In Millions)	$20	$21	$24	$6	$8	$9
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%*	0.6%*	0.9%	1.0%	1.0%	0.9%
Ratio of Expenses to Average Net Assets	0.5%*	0.6%*	0.9%	1.0%	1.0%	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.8%*	4.7%*	4.6%	4.8%	5.1%	4.9%
Portfolio Turnover Rate(d)	28.3%	73.6%	26.3%	34.9%	17.5%	24.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2003, the Fund changed its fiscal year-end from December to October.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS A

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83		$9.90	$10.24	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.07		0.18 (d)	0.35 (d)	0.52
Net Realized and Unrealized Gains (Losses) on Investments	(0.00	)(e)	0.06	(0.34)	0.16

Total from Investment Operations	0.07		0.24	0.01	0.68
Less Distributions:
From Net Investment Income	(0.12)		(0.31)	(0.35)	(0.54)

Total Distributions	(0.12)		(0.31)	(0.35)	(0.54)

Net Asset Value, End of Period	$9.78		$9.83	$9.90	$10.24

Ratios and Supplemental Data
Total Return	+0.76%		+2.45%	+0.15%	+6.90%
Net Assets, End of Period (In Millions)	$21		$31	$22	$10
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3	%*	1.3%	1.3%	1.5%*
Ratio of Expenses to Average Net Assets	1.1	%*	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.5	%*	1.8%	3.5%	4.6%*
Portfolio Turnover Rate(f)	13.0%		89.7%	204.0%	220.8%

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS B
	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.81		$9.88	$10.22	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.03		0.09 (d)	0.26 (d)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	(0.00	)(e)	0.06	(0.34)	0.14

Total from Investment Operations	0.03		0.15	(0.08)	0.58
Less Distributions:
From Net Investment Income	(0.08)		(0.22)	(0.26)	(0.46)

Total Distributions	(0.08)		(0.22)	(0.26)	(0.46)

Net Asset Value, End of Period	$9.76		$9.81	$9.88	$10.22

Ratios and Supplemental Data
Total Return	+0.32%		+1.56%	–0.74%	+5.82%
Net Assets, End of Period (In Millions)	$11		$14	$13	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1	%*	2.1%	2.0%	2.4%*
Ratio of Expenses to Average Net Assets	2.0	%*	2.0%	2.0%	2.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.6	%*	0.9%	2.5%	3.6%*
Portfolio Turnover Rate(f)	13.0%		89.7%	204.0%	220.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS C

	Period Ended
	April 30, 2004(b)		Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83		$9.90	$10.23	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.03		0.10 (d)	0.26 (d)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	(0.00	)(e)	0.05	(0.32)	0.15

Total from Investment Operations	0.03		0.15	(0.06)	0.59
Less Distributions:
From Net Investment Income	(0.08)		(0.22)	(0.27)	(0.46)

Total Distributions	(0.08)		(0.22)	(0.27)	(0.46)

Net Asset Value, End of Period	$9.78		$9.83	$9.90	$10.23

Ratios and Supplemental Data
Total Return	+0.33%		+1.56%	–0.63%	+5.90%
Net Assets, End of Period (In Millions)	$13		$16	$9	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1	%*	2.0%	2.0%	2.3%*
Ratio of Expenses to Average Net Assets	2.0	%*	2.0%	2.0%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.6	%*	0.9%	2.5%	3.6%*
Portfolio Turnover Rate(f)	13.0%		89.7%	204.0%	220.8%

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS Z

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.80	$9.86	$10.19	$10.14	$10.21	$10.17
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.18 (d)	0.35 (d)	0.54	0.56	0.68
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.08	(0.34)	0.14	0.02	(0.02)

Total from Investment Operations	0.07	0.26	0.01	0.68	0.58	0.66
Less Distributions:
From Net Investment Income	(0.12)	(0.32)	(0.34)	(0.63)	(0.65)	(0.62)

Total Distributions	(0.12)	(0.32)	(0.34)	(0.63)	(0.65)	(0.62)

Net Asset Value, End of Period	$9.75	$9.80	$9.86	$10.19	$10.14	$10.21

Ratios and Supplemental Data
Total Return	+0.75%	+2.62%	+0.15%	+6.84%	+5.83%	+6.67%
Net Assets, End of Period (In Millions)	$19	$27	$30	$47	$51	$44
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.1%	1.2%	1.2%	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.2%	1.2%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.5%*	1.9%	3.5%	5.3%	5.6%	5.6%
Portfolio Turnover Rate(f)	13.0%	89.7%	204.0%	220.8%	59.3%	73.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS A

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.90	$7.67	$9.53	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.36	0.70	0.96	1.14
Net Realized and Unrealized Gains (Losses) on Investments	0.32	2.22	(1.64)	(0.47)

Total from Investment Operations	0.68	2.92	(0.68)	0.67
Less Distributions:
From Net Investment Income	(0.36)	(0.69)	(0.97)	(1.14)
From Net Realized Gains	—	—	(0.21)	—

Total Distributions	(0.36)	(0.69)	(1.18)	(1.14)

Net Asset Value, End of Period	$10.22	$9.90	$7.67	$9.53

Ratios and Supplemental Data
Total Return	+6.95%	+39.38%	–8.35%	+6.04%
Net Assets, End of Period (In Millions)	$12	$11	$8	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%*	1.6%	1.6%	3.9%*
Ratio of Expenses to Average Net Assets	1.1%*	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.0%*	7.8%	10.6%	12.1%*
Portfolio Turnover Rate(d)	72.1%	155.1%	234.7%	423.5%

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS B
	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.90	$7.68	$9.53	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.30	0.59	0.84	1.02
Net Realized and Unrealized Gains (Losses) on Investments	0.33	2.21	(1.63)	(0.47)

Total from Investment Operations	0.63	2.80	(0.79)	0.55
Less Distributions:
From Net Investment Income	(0.30)	(0.58)	(0.85)	(1.02)
From Net Realized Gains	—	—	(0.21)	—

Total Distributions	(0.30)	(0.58)	(1.06)	(1.02)

Net Asset Value, End of Period	$10.23	$9.90	$7.68	$9.53

Ratios and Supplemental Data
Total Return	+6.43%	+37.55%	–9.44%	+4.87%
Net Assets, End of Period (In Millions)	$9	$9	$4	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.3%*	2.4%	2.4%	4.0%*
Ratio of Expenses to Average Net Assets	2.3%*	2.4%	2.4%	2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.9%*	6.4%	9.1%	10.9%*
Portfolio Turnover Rate(d)	72.1%	155.1%	234.7%	423.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.89	$7.66	$9.52	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.30	0.59	0.84	1.02
Net Realized and Unrealized Gains (Losses) on Investments	0.32	2.22	(1.63)	(0.48)

Total from Investment Operations	0.62	2.81	(0.79)	0.54
Less Distributions:
From Net Investment Income	(0.30)	(0.58)	(0.86)	(1.02)
From Net Realized Gains	—	—	(0.21)	—

Total Distributions	(0.30)	(0.58)	(1.07)	(1.02)

Net Asset Value, End of Period	$10.21	$9.89	$7.66	$9.52

Ratios and Supplemental Data
Total Return	+6.31%	+37.73%	–9.56%	+4.77%
Net Assets, End of Period (In Millions)	$5	$6	$5	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%*	2.4%	2.4%	4.1%*
Ratio of Expenses to Average Net Assets	2.3%*	2.4%	2.4%	2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.8%*	6.6%	9.0%	10.9%*
Portfolio Turnover Rate(d)	72.1%	155.1%	234.7%	423.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Advisor Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Bond Fund (a series fund of Strong Income Funds II, Inc.)

•	Strong Advisor Municipal Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Advisor Short Duration Bond Fund (a series fund of Strong Short-Term Global Bond Fund, Inc.)

•	Strong Advisor Strategic Income Fund (a series fund of Strong Short-Term Global Bond Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Bond Fund offers Class A, B, C, K, Z, and Institutional Class shares. Strong Advisor Municipal Bond Fund offers Class A, B, C, and Institutional Class shares. Strong Advisor Short Duration Bond Fund offers Class A, B, C, and Z shares. Strong Advisor Strategic Income Fund offers Class A, B, and C shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses, and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B, and C shares are available only through financial professionals. Class K shares are primarily available through retirement plans. Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses. Institutional Class shares are available to investors that meet certain higher initial investment minimums.

Effective March 7, 2003, Strong Advisor Municipal Bond Fund, a newly created series, acquired, through a non-taxable exchange, substantially all of the net assets of State Street Research Tax-Exempt Fund (“State Street Fund”), a series of State Street Research Tax-Exempt Trust. Strong Advisor Municipal Bond Fund issued 32,180,918 shares valued at $277,624,037 in exchange for the net assets of State Street Fund. Class A, Class B, Class C, and Institutional Class shares of the Strong Advisor Municipal Bond Fund were issued to the Class A, Class B and B(1), Class C, and Class S shareholders, respectively, of State Street Fund. Strong Advisor Municipal Bond Fund, as a result of the merger, is the surviving entity, while for financial reporting purposes the historical operations and performance of State Street Fund are retained. Certain reclassifications have been made to the prior year State Street Fund financial statements in order to conform to the current year presentation. The fiscal year-end of the State Street Fund was December 31. The fiscal year end of Strong Advisor Municipal Bond Fund is October 31.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange traded securities for which there were no transactions and NASDAQ traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at April 30, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Bond Fund	$575,556	$3,422	0.0%
Strong Advisor Short Duration Bond Fund	992,280	1,008,715	1.6%
Strong Advisor Strategic Income Fund	81,060	570	0.0%

The Funds may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, the Funds’ net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Fund’s investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(L)	Bank Loan Commitments — The Funds may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

(M)	Securities Lending — Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund, and Strong Advisor Strategic Income Fund have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At April 30, 2004, Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund had securities with a market value of $16,675,679 and $1,307,232, respectively, on loan and had received $17,062,250 and $1,342,538, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended April 30, 2004, the securities lending income totaled $17,076 and $402 for Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Class A	Class B	Class C	Class K	Class Z	Institutional Class
Strong Advisor Bond Fund	0.23	%(1)	0.28%	0.28%	0.28%	0.25%	0.28%	0.02%
Strong Advisor Municipal Bond Fund	0.37	%(2)	0.28%	0.28%	0.28%	*	*	0.02%
Strong Advisor Short Duration Bond Fund	0.375	%(3)	0.28%	0.28%	0.28%	*	0.28%	*
Strong Advisor Strategic Income Fund	0.50	%(4)	0.28%	0.28%	0.28%	*	*	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.23% for assets under $4 billion, 0.205% for the next $2 billion assets, and 0.180% for assets $6 billion and above.
(2)	The investment advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above.
(3)	The investment advisory fees are 0.375% for assets under $4 billion, 0.350% for the next $2 billion assets, and 0.325% for assets $6 billion and above.
(4)	The investment advisory fees are 0.50% for assets under $4 billion, 0.475% for the next $2 billion assets, and 0.450% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for Class Z shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Fund’s Class A, B, C, and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer agent and related service fees for Institutional Class shares are paid at an annual rate of 0.015% of the average daily net assets of the class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Funds’ Class A, B, and C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Class A, B, and C shares. See Note 4.

The Funds’ Class A, B, and C shares have sales charges (loads) charged to shareholders. Strong Advisor Bond Fund, Strong Advisor Municipal Bond Fund, and Strong Advisor Strategic Income Fund’s Class A shares have a maximum 4.50% front-end sales charge. Strong Advisor Short Duration Bond Fund’s Class A shares have a maximum 2.25% front-end sales charge.

The Funds’ Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase (usually on purchases of $1,000,000 or more). The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a maximum 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. Certain of these sales charges may be waived in limited circumstances.

For the six months ended April 30, 2004, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Bond Fund $1,099, Strong Advisor Municipal Bond Fund $12,388, Strong Advisor Short Duration Bond Fund $798, and Strong Advisor Strategic Income Fund $1,114.

For the six months ended April 30, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class A, B, and C shares as follows: Strong Advisor Bond Fund $34,359, Strong Advisor Municipal Bond Fund $73,776, Strong Advisor Short Duration Bond Fund $55,832, and Strong Advisor Strategic Income Fund $20,086. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at April 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Advisor Bond Fund	$59,040	$313,926	$6,095	$7,212
Strong Advisor Municipal Bond Fund	28,645	211,807	6,355	5,045
Strong Advisor Short Duration Bond Fund	17,892	84,095	617	1,840
Strong Advisor Strategic Income Fund	4,937	27,079	72	747

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

4.	Expenses and Expense Offsets

For the six months ended April 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Bond Fund
Class A	$27,096	$19,623	$4,151	$24,192	$89
Class B	16,946	12,638	5,668	60,521	65
Class C	9,741	7,255	4,952	34,788	105
Class K	14,091	11,274	1,928	—	356
Class Z	102,333	250,737	26,440	—	1,259
Institutional Class	15,712	12,116	34,337	—	4,505
Strong Advisor Municipal Bond Fund
Class A	236,400	170,657	18,092	211,072	5,081
Class B	50,682	36,715	5,842	181,007	929
Class C	3,505	2,545	393	12,519	12
Institutional Class	2,134	1,870	3,938	—	369
Strong Advisor Short Duration Bond Fund
Class A	34,724	25,123	4,227	31,003	91
Class B	17,682	13,184	5,117	63,152	46
Class C	20,506	15,119	3,752	73,234	541
Class Z	31,305	30,147	9,534	—	462
Strong Advisor Strategic Income Fund
Class A	16,127	11,644	1,719	14,399	42
Class B	12,961	9,492	2,217	46,289	20
Class C	7,970	5,919	2,578	28,466	30

For the six months ended April 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Advisor Bond Fund
Class A	$(842)	$—	$—
Class B	(610)	—	—
Class C	(325)	—	—
Class K	(221)	—	—
Class Z	(854)	—	—
Institutional Class	(475)	—	—
Fund Level	(21,335)	—	(982)
Strong Advisor Municipal Bond Fund
Class A	(621)	—	—
Class B	(367)	—	—
Class C	(51)	(17)	—
Institutional Class	(46)	—	—
Fund Level	(17,832)	—	(197)
Strong Advisor Short Duration Bond Fund
Class A	(17,571)	—	—
Class B	(4,779)	—	—
Class C	(3,922)	—	—
Class Z	(739)	—	—
Fund Level	(5,883)	—	(30)
Strong Advisor Strategic Income Fund
Class A	(22,813)	—	—
Class B	(320)	—	—
Class C	(245)	—	—
Fund Level	(1,841)	—	(20)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months April 30, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Advisor Bond Fund	$707,014,128	$76,458,865	$747,894,210	$112,124,965
Strong Advisor Municipal Bond Fund	—	63,124,591	—	82,788,622
Strong Advisor Short Duration Bond Fund	3,617,911	5,793,590	12,895,475	26,643,840
Strong Advisor Strategic Income Fund	—	19,525,896	—	18,550,179

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of April 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Advisor Bond Fund	$326,179,205	$5,274,064	$(2,319,679)	$2,954,385
Strong Advisor Municipal Bond Fund	192,761,472	18,915,740	(1,017,175)	17,898,565
Strong Advisor Short Duration Bond Fund	62,910,931	1,013,923	(158,187)	855,736
Strong Advisor Strategic Income Fund	25,159,814	2,419,259	(877,942)	1,541,317

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2003, are:

Net Capital Loss Carryovers
Strong Advisor Bond Fund	$(5,945,235)
Strong Advisor Short Duration Bond Fund	(8,036,674)
Strong Advisor Strategic Income Fund	(1,918,817)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

8.	Capital Share Transactions

	Strong Advisor Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$1,763,731	$37,514,483
Proceeds from Reinvestment of Distributions	300,072	655,516
Payment for Shares Redeemed	(8,186,271)	(39,220,755)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,122,468)	(1,050,756)

CLASS B
Proceeds from Shares Sold	207,415	4,102,222
Proceeds from Reinvestment of Distributions	104,760	232,518
Payment for Shares Redeemed	(2,588,506)	(4,884,504)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,276,331)	(549,764)

CLASS C
Proceeds from Shares Sold	259,405	2,907,400
Proceeds from Reinvestment of Distributions	60,236	137,049
Payment for Shares Redeemed	(2,234,515)	(5,163,836)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,914,874)	(2,119,387)

CLASS K
Proceeds from Shares Sold	17,458,973	3,843,476
Proceeds from Reinvestment of Distributions	143,725	22,002
Payment for Shares Redeemed	(1,300,175)	(247,507)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,302,523	3,617,971

CLASS Z
Proceeds from Shares Sold	6,884,578	24,792,319
Proceeds from Reinvestment of Distributions	1,110,621	2,927,419
Payment for Shares Redeemed	(33,085,345)	(54,578,273)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,090,146)	(26,858,535)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	14,695,165	73,540,694
Proceeds from Reinvestment of Distributions	1,995,733	6,537,620
Payment for Shares Redeemed	(62,293,678)	(171,981,882)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(45,602,780)	(91,903,568)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(64,704,076)	$(118,864,039)

	Strong Advisor Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	159,022	3,425,298
Issued in Reinvestment of Distributions	27,156	59,897
Redeemed	(739,993)	(3,579,826)

Net Increase (Decrease) in Shares	(553,815)	(94,631)

CLASS B
Sold	18,717	376,281
Issued in Reinvestment of Distributions	9,476	21,238
Redeemed	(234,565)	(446,155)

Net Increase (Decrease) in Shares	(206,372)	(48,636)

CLASS C
Sold	23,503	265,935
Issued in Reinvestment of Distributions	5,452	12,520
Redeemed	(202,320)	(471,560)

Net Increase (Decrease) in Shares	(173,365)	(193,105)

CLASS K
Sold	1,573,915	346,125
Issued in Reinvestment of Distributions	12,933	2,024
Redeemed	(118,320)	(22,679)

Net Increase (Decrease) in Shares	1,468,528	325,470

CLASS Z
Sold	620,837	2,269,544
Issued in Reinvestment of Distributions	100,490	267,612
Redeemed	(2,988,397)	(4,961,895)

Net Increase (Decrease) in Shares	(2,267,070)	(2,424,739)

INSTITUTIONAL CLASS
Sold	1,324,401	6,754,062
Issued in Reinvestment of Distributions	180,727	598,218
Redeemed	(5,630,291)	(15,693,911)

Net Increase (Decrease) in Shares	(4,125,163)	(8,341,631)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Advisor Municipal Bond Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002
	(Unaudited)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$7,366,291	$56,490,488	$90,997,778
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	19,185,901
Proceeds from Reinvestment of Distributions	3,375,835	4,917,492	6,193,137
Payment for Shares Redeemed	(19,578,017)	(87,993,914)	(97,497,959)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,835,891)	(26,585,934)	18,878,857

CLASS B1
Proceeds from Shares Sold	—	1,603,129	9,241,414
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	4,361,897
Proceeds from Reinvestment of Distributions	—	182,256	659,245
Payment for Shares Redeemed	—	(1,445,633)	(4,880,564)
Transfer out to Class B	—	(26,976,183)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	(26,636,431)	9,381,992

CLASS B
Proceeds from Shares Sold	575,229	547,131	1,906,968
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	8,113,605
Proceeds from Reinvestment of Distributions	617,914	906,187	854,859
Payment for Shares Redeemed	(10,383,628)	(17,113,027)	(14,006,572)
Transfer in from Class B1	—	26,976,183	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,190,485)	11,316,474	(3,131,140)

CLASS C
Proceeds from Shares Sold	15,288	298,865	1,291,797
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	902,315
Proceeds from Reinvestment of Distributions	30,430	55,354	75,958
Payment for Shares Redeemed	(603,161)	(1,635,893)	(905,204)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(557,443)	(1,281,674)	1,364,866

INSTITUTIONAL CLASS
Proceeds from Shares Sold	70,028	192,890	848,570
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	18,400,691
Proceeds from Reinvestment of Distributions	475,798	674,025	733,714
Payment for Shares Redeemed	(1,451,467)	(3,692,026)	(2,631,566)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(905,641)	(2,825,111)	17,351,409

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(19,489,460)	$(46,012,676)	$43,845,984

*	New York Tax-Free Fund merged with State Street Fund on 2/12/02.

	Strong Advisor Municipal Bond Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002
	(Unaudited)	(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	857,421	6,622,405	10,870,943
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	2,299,143
Issued in Reinvestment of Distributions	392,877	574,758	737,761
Redeemed	(2,277,671)	(10,300,951)	(11,304,657)

Net Increase (Decrease) in Shares	(1,027,373)	(3,103,788)	2,603,190

CLASS B1
Sold	—	188,890	1,104,060
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	523,790
Issued in Reinvestment of Distributions	—	21,399	78,649
Redeemed	—	(164,564)	(543,785)
Transfer out to Class B	—	(3,285,907)	—

Net Increase (Decrease) in Shares	—	(3,240,182)	1,162,714

CLASS B
Sold	66,704	64,226	226,032
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	972,152
Issued in Reinvestment of Distributions	72,300	106,151	101,946
Redeemed	(1,215,036)	(2,005,518)	(1,610,171)
Transfer in from Class B1	—	3,288,948	—

Net Increase (Decrease) in Shares	(1,076,032)	1,453,807	(310,041)

CLASS C
Sold	1,791	34,993	153,330
Issued in connection with acquisition of New York Tax-Free Fund*	—	—	108,179
Issued in Reinvestment of Distributions	3,547	6,476	9,047
Redeemed	(70,547)	(193,416)	(102,873)

Net Increase (Decrease) in Shares	(65,209)	(151,947)	167,683

INSTITUTIONAL CLASS
Sold	8,122	22,710	101,264
Issued in connection with acquisition of New York Tax-Free Fund	—	—	2,211,029
Issued in Reinvestment of Distributions	55,538	79,035	87,581
Redeemed	(169,717)	(433,226)	(272,039)

Net Increase (Decrease) in Shares	(106,057)	(331,481)	2,127,835

*	New York Tax-Free Fund merged with State Street Fund on 2/12/02.

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Advisor Short Duration Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$1,875,920	$30,922,138
Proceeds from Reinvestment of Distributions	317,985	772,222
Payment for Shares Redeemed	(12,802,055)	(22,186,511)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,608,150)	9,507,849

CLASS B
Proceeds from Shares Sold	711,991	8,454,707
Proceeds from Reinvestment of Distributions	79,866	244,107
Payment for Shares Redeemed	(3,125,651)	(8,191,446)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,333,794)	507,368

CLASS C
Proceeds from Shares Sold	2,196,837	13,465,870
Proceeds from Reinvestment of Distributions	79,021	170,533
Payment for Shares Redeemed	(5,472,469)	(6,317,024)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,196,611)	7,319,379

CLASS Z
Proceeds from Shares Sold	1,602,268	15,049,268
Proceeds from Reinvestment of Distributions	300,329	874,220
Payment for Shares Redeemed	(10,197,725)	(18,891,845)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,295,128)	(2,968,357)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(24,433,683)	$14,366,239

	Strong Advisor Short Duration Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	190,816	3,120,997
Issued in Reinvestment of Distributions	32,335	77,997
Redeemed	(1,302,651)	(2,241,271)

Net Increase (Decrease) in Shares	(1,079,500)	957,723

CLASS B
Sold	72,606	854,942
Issued in Reinvestment of Distributions	8,141	24,694
Redeemed	(318,689)	(829,039)

Net Increase (Decrease) in Shares	(237,942)	50,597

CLASS C
Sold	223,443	1,359,275
Issued in Reinvestment of Distributions	8,039	17,220
Redeemed	(556,808)	(638,536)

Net Increase (Decrease) in Shares	(325,326)	737,959

CLASS Z
Sold	163,627	1,523,984
Issued in Reinvestment of Distributions	30,661	88,578
Redeemed	(1,041,104)	(1,914,955)

Net Increase (Decrease) in Shares	(846,816)	(302,393)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Advisor Strategic Income Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$2,086,329	$4,907,690
Proceeds from Reinvestment of Distributions	362,219	601,225
Payment for Shares Redeemed	(1,755,488)	(4,383,733)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	693,060	1,125,182

CLASS B
Proceeds from Shares Sold	1,202,020	3,203,609
Proceeds from Reinvestment of Distributions	178,238	253,451
Payment for Shares Redeemed	(951,938)	(732,646)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	428,320	2,724,414

CLASS C
Proceeds from Shares Sold	396,068	2,159,703
Proceeds from Reinvestment of Distributions	121,157	250,257
Payment for Shares Redeemed	(1,300,036)	(2,729,818)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(782,811)	(319,858)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$338,569	$3,529,738

Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	204,195	541,465
Issued in Reinvestment of Distributions	35,595	68,959
Redeemed	(172,937)	(510,821)

Net Increase (Decrease) in Shares	66,853	99,603

CLASS B
Sold	118,851	354,819
Issued in Reinvestment of Distributions	17,511	28,772
Redeemed	(93,711)	(79,381)

Net Increase (Decrease) in Shares	42,651	304,210

CLASS C
Sold	38,656	240,444
Issued in Reinvestment of Distributions	11,938	28,623
Redeemed	(129,061)	(301,348)

Net Increase (Decrease) in Shares	(78,467)	(32,281)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2004	Value April 30, 2004	Investment Income Nov. 1, 2003- April 30, 2004
Strong Advisor Municipal Bond Fund
Strong Tax-Free Money Fund	2,900,000	37,935,000	40,125,000	710,000	$710,000	$9,109

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) each Fund’s fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants (“Actions”) in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL has ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions, and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

11.	Subsequent Event

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The transaction, which is anticipated to close in the first quarter of 2005, is subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 o December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT44317 06-04

SADVINC/WH2600 04-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Income Funds II, Inc., on behalf of the Strong Advisor Bond Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: June 30, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: June 30, 2004